                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240 14a-11(c) or Section 240 14a-12

                              GOLDEN TELECOM, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.

   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

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

                              GOLDEN TELECOM, INC.
              REPRESENTATIVE OFFICES OF GOLDEN TELESERVICES, INC.
                         12, KRASNOKAZARMENNAYA STREET
                             MOSCOW, RUSSIA 111250

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 17, 2000
                              ARLINGTON, VIRGINIA

                                                                  April 25, 2000

To the Stockholders of
Golden Telecom, Inc.

     The 2000 annual meeting of stockholders of Golden Telecom, Inc. (the "Company" or "GTI") will be held at The Ritz-Carlton at Pentagon City, 1250 S. Hayes Street, Arlington, Virginia 22202 on May 17, 2000 at 1:00 p.m. local time, to consider and act on the following matters:

          1. The election of nine directors for a term of one year (Item No. 1).

          2. Approval of an amendment to the Company's Certificate of Incorporation to increase the authorized common stock from 50 million shares to 110 million shares and to authorize 10 million shares of preferred stock (Item No. 2).

          3. Approval of the Equity Participation Plan (Item No. 3).

          4. Ratification of the selection of the auditors of the Company for fiscal year 2000 (Item No. 4).

          5. The transaction of such other business as may properly come before the meeting.

     Eligible stockholders of record at the close of business on April 25, 2000 will be entitled to vote at the meeting. If you will need special assistance at the meeting because of a disability, please notify the Office of the General Counsel of the Company at the Representative Offices of Golden TeleServices, Inc., 12, Krasnokazarmennaya Street, Moscow, Russia 111250. A list of stockholders entitled to vote at the meeting may be examined at the principal executive offices of the Company at the Representative Offices of Golden TeleServices, Inc., 12, Krasnokazarmennaya Street, Moscow, Russia 111250.

                                                  By Order of the Board of
                                                  Directors

                                                  JEFFREY A. RIDDELL
                                                  Secretary

     IF YOU DO NOT EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE SIGN AND DATE THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                              GOLDEN TELECOM, INC.
              REPRESENTATIVE OFFICES OF GOLDEN TELESERVICES, INC.
                         12, KRASNOKAZARMENNAYA STREET
                             MOSCOW, RUSSIA 111250

                                PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 17, 2000

                                  INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board of Directors" or the "Board") of Golden Telecom, Inc. (the "Company" or "GTI") of proxies to be voted at the annual meeting of stockholders in Arlington, Virginia on May 17, 2000 (the "Annual Meeting"). Enclosed with this Proxy Statement is notice of the meeting, together with a proxy for your signature if you are unable to attend. Stockholders who execute proxies may revoke them at any time before they are voted. Any proxy may be revoked by the person giving it any time before it is voted by delivering to the Corporate Secretary of the Company at the Representative Offices of Golden TeleServices, Inc., 12, Krasnokazarmennaya Street, Moscow, Russia 111250, on or before the business day prior to the meeting or at the meeting itself, a subsequent written notice of revocation or a subsequent proxy relating to the same shares or by attending the meeting and voting in person. The approximate date on which this Proxy Statement and the accompanying form of proxy will first be sent to the Company's stockholders is April 25, 2000.

     Shares of the Company's Common Stock, par value $0.01 per share ("Common Stock"), represented by properly executed proxies received prior to or at the meeting, unless such proxies have been revoked, will be voted in accordance with the instructions indicated in the proxies.

     Common stockholders of record (the "Stockholders") at the close of business on April 25, 2000 (the "Record Date") are entitled to vote at the meeting. On April 25, 2000, the Company had outstanding 24,080,125 shares of Common Stock (excluding treasury stock), with each share representing one vote.

     If you return your signed proxy to the Company before the annual meeting, GTI will vote your shares as you direct. You can specify on your proxy whether your shares should be voted for all, some or none of the nominees for director. You can also specify whether you approve, disapprove, or abstain from each of the proposals. The proposals will be presented at the meeting by management.

     IF YOU DO NOT SPECIFY ON YOUR PROXY CARD HOW YOU WANT TO VOTE YOUR SHARES, WE WILL VOTE THEM "FOR" THE ELECTION OF ALL NOMINEES FOR DIRECTOR AS SET FORTH UNDER "ELECTION OF DIRECTORS" BELOW; AND "FOR" EACH OF THE PROPOSALS.

REQUIRED VOTES

     The vote of the holders of a plurality of the votes cast by holders of shares of Common Stock will elect candidates for director (Item 1 on your proxy). The vote of the holders of at least a majority of the issued and outstanding shares of Common Stock, voting together as a single class, is required to approve the amendments to the Certificate of Incorporation for the increase in authorized Common Stock and authorization of preferred stock (the "Preferred Stock") (Item 2 on your proxy). The vote of the holders of at least a majority of the shares of Common Stock present in person or represented by proxy at the meeting and entitled to vote, voting together as a single class, is required to (A) approve the Equity Participation Plan (Item 3 on your proxy), and (B) ratify the Board of Directors' appointment of Ernst & Young (CIS) Limited as the Company's independent public accountants for 2000 (Item 4 on your proxy). Global TeleSystems Group, Inc. ("GTS") owns approximately 63 per cent of GTI's issued and outstanding share capital, and will be able to approve all the matters to be presented to the Company's shareholders. GTS has indicated that it intends to cast all of its votes in favor of the proposals presented. See "Certain Relationships and Related Transactions" herein.

     Abstentions with respect to the proposal for the increase in authorized Common Stock and authorization of Preferred Stock will have the same effect as voting against it. With respect to the proposals to approve the Equity Participation Plan and ratify the Board of Directors' appointment of Ernst & Young (CIS) Limited as the Company's independent public accountants for 2000, the affirmative votes must constitute at least a majority of the required quorum. The required quorum is a majority of the outstanding shares of voting stock of GTI. GTI intends to count abstentions both for purposes of determining presence or absence of a quorum and in the total number of shares represented and voting with respect to a proposal. Accordingly, abstentions will have the same effect as a vote against a proposal.

     The nominees for director receiving the highest number of affirmative votes are elected. Therefore, votes against a nominee or votes withheld have no legal effect. Unless authority to vote is withheld or another contrary instruction is indicated, properly executed proxies received by GTI prior to or at the annual meetings will be voted FOR the election of the nominees listed on the following pages. Should any of the nominees become unavailable at the time of the meeting to accept nomination or election as a director, the proxyholders named in the proxy will vote for substitute nominees at their discretion.

     Broker non-votes occur when brokers or nominees have voted on some of the matters to be acted on at a meeting, but fail to vote on certain other matters because they are not permitted to vote on such matters in the absence of instructions from the beneficial owners of shares. Broker non-votes, if any, with respect to a proposal will not be counted for purposes of determining the presence or absence of a quorum, and will not be counted as shares represented and voting with respect to that proposal. A broker non-vote will have the same effect as a vote against any proposal other than the election of directors and will have no effect on the outcome of the election of directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding ownership of the Common Stock and rights to acquire Common Stock by stockholders that manage or own, either beneficially or of record, five percent or more of the Common Stock, by each of the Company's directors and executive officers, and all the Company's directors and executive officers as a group. For the purposes of this table, a person or a group of persons is deemed to have "beneficial ownership" of any shares as of a date when such person or group has the right to acquire such shares within 60 days after such date, but such shares are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. Percentages of shares owned are based on 24,050,125 shares of Common Stock issued and outstanding at December 31, 1999.

                                                               NUMBER OF
                                                                 SHARES       PERCENTAGE
                                                              BENEFICIALLY   BENEFICIALLY
NAME OF BENEFICIAL OWNER                                         OWNED          OWNED
------------------------                                      ------------   ------------
Global TeleSystems Group, Inc...............................   15,056,328       62.60
  4121 Wilson Boulevard, 8th Floor
  Arlington, VA 22203
European Bank of Reconstruction and Development.............    3,032,531       12.61
  One Exchange Square
  London EC2A 2JN
Capital Group International, Inc. ..........................    1,678,600        6.98
  11100 Santa Monica Boulevard
  Los Angeles, CA 90025
Ashley Dunster..............................................           --          --
Izzet Guney.................................................           --          --
Alexandr M. Knaster.........................................           --          --
Stewart J. Paperin..........................................           --          --
Grier C. Raclin.............................................        1,000           *
Robert A. Schriesheim.......................................           --          --
H. Brian Thompson...........................................           --          --
Jeffrey H. Von Deylen.......................................           --          --
Stewart P. Reich............................................       56,746           *
Stan M. Abbeloos............................................       19,673           *
David J. Wisher.............................................       14,509           *
Jeff Howley.................................................        6,784           *
Kevin Cuffe.................................................        3,337           *
All Directors and Executive Officers as a group (14
  persons)..................................................      102,237           *

---------------

*  Less than 1%

                             ELECTION OF DIRECTORS
                           (ITEM NO. 1 ON YOUR PROXY)

                             THE BOARD OF DIRECTORS

     Nine directors will be elected at the Annual Meeting. Each director will serve until the next annual meeting of the stockholders or until he or she is succeeded by another qualified director who has been elected.

     Each of the nominees is now a member of the Board of Directors of the Company and has indicated that he is willing and able to serve as a director if elected and has consented to being named as a nominee in this Proxy Statement. More information on the nominees is provided below.

     The following section sets forth the name and principal business occupation or employment, and material occupations, positions or offices of each of the Company's directors and executive officers.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES (ITEM 1 ON YOUR PROXY)

                             NOMINEES FOR DIRECTOR

NAME                           AGE      PRESENT PRINCIPAL OCCUPATION OR EMPLOYMENT
----                           ---      ------------------------------------------
Ashley Dunster...............  37    Vice President of Global Private Equity for
                                     Capital International Research, Inc.
Izzet Guney..................  41    Director of the EBRD Telecoms, Informatics, Media
                                       Sector
Alexandr M. Knaster..........  41    Chief Executive Officer of Alfa Bank, Moscow
Stewart J. Paperin...........  52    Chief Financial Officer of the Soros Foundations
Grier C. Raclin..............  47    Senior Vice President -- External Affairs,
                                     General Counsel and Corporate Secretary of GTS
Stewart P. Reich.............  56    President and Chief Executive Officer of GTI
Robert A. Schriesheim........  39    Executive Vice President -- Corporate Development
                                     and Chief Financial Officer of GTS
H. Brian Thompson............  61    Chairman of the Board and Chief Executive Officer
                                     of GTS
Jeffrey H. Von Deylen........  36    Senior Vice President of Finance of GTS

DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

  Board of Directors

     Ashley Dunster was elected to GTI's Board of Directors in January 2000. Mr. Dunster has served as a member of the Board's Audit Committee and as Chair of the Compensation Committee since being elected a Director. Mr. Dunster is Vice President of Global Private Equity for Capital International Research, Inc., a subsidiary of The Capital Group Companies, Inc. Mr. Dunster is responsible for private equity investments in Eastern Europe and Africa. Prior to joining Capital International Research in 1997, Mr. Dunster spent four years at the European Bank for Reconstruction and Development (EBRD) where he was a principal banker in the Early Stage Equity Team, with private equity responsibilities covering Russia, Kazakhstan, Hungary and Slovenia.

     Izzet Guney was elected to GTI's Board of Directors in January 2000. Mr. Guney has served as Chair of the Board's Audit Committee since being elected a Director. Mr. Guney is the Director of the EBRD Telecoms, Informatics, Media
(TIM) Sector and has worked for the ERBD since 1997. Mr. Guney is responsible for the overall supervision of origination, structuring and execution of deals in EBRD's Region for the TIM sector. Prior to joining EBRD, Mr. Guney served as Vice President of Corporate Development of Paging Network (PageNet) International and Executive Director of SBC Communications from 1995 to 1996, as Director from 1994 to 1995, and Associate Director and Manager of SBC's Mergers and Acquisitions from 1991 to 1994.

     Alexandr M. Knaster was elected to GTI's Board of Directors in September 1999 and has served on the Board's Executive Committee since November 1999 and on the Compensation Committee since January 2000. Mr. Knaster has been Chief Executive of Alfa Bank, a commercial bank headquartered in Moscow, since October 1998. Prior to joining Alfa Bank, from 1995-1998, Mr. Knaster was President and Chief Executive Officer of Credit Suisse First Boston (Moscow) and was responsible for that investment banking firm's operations in Russia and other countries of the Commonwealth of Independent States. Before his tenure with Credit Suisse First Boston (Moscow), Mr. Knaster spent ten years in the investment banking industry as director with Deutsche Morgan Grenfell in Moscow, as managing director with Bankers Trust in New York and London, and as managing director and partner with Simmons & Company International in Houston.

     Stewart J. Paperin was elected to GTI's Board of Directors in January 2000. Mr. Paperin has also served as a director of GTS from March 1997. Mr. Paperin serves as Chief Financial Officer of the Soros Foundations. In addition, he has served as the President of Capital Resource East since October 1993. Prior to that, Mr. Paperin was President of Brooke Group International from 1990 to 1993 where he was responsible for investments in the former Soviet Union. Mr. Paperin also served as Chief Financial Officer of Western Union Corporation from 1989 to 1990. Mr. Paperin serves as a director of Global TeleSystems Group, Inc., Penn Octane Corporation and Svyazinvest as well as several emerging Internet and telecommunication companies.

     Grier C. Raclin was elected to GTI's Board of Directors in June 1999. Mr. Raclin has served as GTS's Senior Vice President -- External Affairs and General Counsel since September 1997, and was elected Corporate Secretary of GTS in December 1997. Prior to joining GTS, Mr. Raclin served as Vice Chairman and a Managing Partner of the Washington, D.C. office of Gardner, Carton & Douglas, a 250-attorney, corporate law firm based in Chicago, Illinois, where his practice was concentrated in the area of international telecommunications. Mr. Raclin received his undergraduate and law degrees from Northwestern University and attended the University of Chicago School of Business Executive Program.

     Stewart P. Reich was elected to GTI's Board of Directors in June 1999 and became President and Chief Executive Officer of GTI in June 1999. Mr. Reich has served on the Board's Executive Committee since January 2000. Prior to joining the Company as President and Chief Executive Officer, Mr. Reich was with GTS as President/GTS-CIS from September 1997 until September 1999. Prior to joining GTS, Mr. Reich completed 34 years of service with AT&The. His last assignment was from September 1992 to August 1997 as President of Utel, a joint venture of AT&The, Deutsche Telekom, PTT Telecom (Netherlands) and Ukrtelekom, a Ukrainian company which provides international and domestic services in Ukraine.

     Robert A. Schriesheim was elected to GTI's Board of Directors in September 1999. Mr. Schriesheim has been Executive Vice President and Chief Corporate Development Officer of GTS since February 1999. In September 1999, Mr. Schriesheim was appointed Executive Vice President, Corporate Development and Chief Financial Officer of GTS. Prior to GTS, from 1997, he was President, Chief Executive Officer and Director of SBC Equity Partners, Inc., a private equity firm affiliated with Sanwa Business Credit Corporation that invested in technology-based service and manufacturing companies. From 1996-1997, Mr. Schriesheim was Vice President -- Corporate Business Development for Ameritech Corp., the regional Bell operating company, and Managing Director -- Ameritech Development Corporation. From 1993-1996, he was Vice President -- Acquisitions and New Business Development (1993-1994) and Vice President -- Global Corporate Development (1995-1996) of A.C. Nielsen Company, a consumer marketing research, information and decision-support services company.

     H. Brian Thompson was elected Chairman of GTI's Board of Directors in September 1999 and has served as Chair of the Board's Executive Committee since November 1999. In March 1999, Mr. Thompson was elected Chairman of the Board and Chief Executive Officer of GTS. From January to March 1999, he served as non-executive chairman of Telecom Eireann. From 1991 until June 1998, Mr. Thompson was Chairman and Chief Executive Officer of LCI International, Inc., a provider of telecommunications services in the United States and to more than 230 international locations. In June 1998, LCI was acquired by Qwest Communications International, Inc. and Mr. Thompson became Vice Chairman of Qwest. He resigned from the Board of Directors of Qwest in December 1998. He serves as a member of the boards of directors of Bell

Canada International, Inc., PageNet do Brazil, DynCorp and Williams Communications Group, Inc. He also serves as Co-Chairman of the Global Information Infrastructure Commission and served as Chairman of the Advisory Committee for Telecommunications for Ireland's Department of Public Enterprise. Mr. Thompson is chairman of the Executive Committee of the Board of Directors for GTS.

     Jeffrey H. Von Deylen was elected to GTI's Board of Directors in January 2000 and has served as a member of the Board's Audit Committee since being elected a Director. Mr. Von Deylen joined GTS as Senior Vice President, Finance in October 1999. Prior to his appointment, Mr. Von Deylen was Vice President, Corporate Controller at Qwest Communications International, Inc. He was with Qwest and LCI International, which Qwest acquired in 1998, for six years. Before his tenure at Qwest and LCI, Mr. Von Deylen was with Arthur Andersen, the auditing firm.

  Executive Officers

     Steward P. Reich Mr. Reich's biography may be found under "Board of Directors".

     Stan M. Abbeloos joined GTI as Chief Operating Officer in June 1999. Prior to that, Mr. Abbeloos was appointed General Director of Sovam Teleport (GTS-CIS) from October 1997 and also Deputy General Director of TeleRoss from October 1998. Prior to that, Mr. Abbeloos was Commercial Director of Sovintel from July 1996 until October 1997. From 1991 through 1996, Mr. Abbeloos worked for Alcatel as General Director of LenBell, a joint venture between Alcatel and Krasnaya Zaria, which produces and sell Alcatel's switching and transmission equipment in Russia. Mr. Abbeloos is a citizen of Belgium.

     David J. Wisher joined GTI as Chief Financial Officer in June 1999. Prior to that, Mr. Wisher was with GTS as Vice President-Finance -- GTS-CIS from January 1997 through June 1999. From 1992 through 1996, Mr. Wisher was the Assistant Controller for Andrew Corporation, a telecommunications equipment manufacturer that has made extensive investments in Russia.

     Jeffrey A. Riddell joined GTI as General Counsel and Secretary in June 1999. Prior to that, Mr. Riddell was with GTS as Legal Director -- GTS-CIS from August 1998 until June 1999, and Deputy Director of the Legal
Department -- GTS-CIS from July 1997 to August 1998. Prior to joining GTS, Mr. Riddell was in private practice from May 1996 until July 1997 with Salans, Hertzfeld & Heilbronn. Prior to that, he worked at the Pacific Law Center in Vladivostok and Khabarovsk from May 1994 until June 1996.

     Jeffrey L. Howley joined GTI as Chief Operating Officer of Golden Telecom Ukraine GSM division in September 1999. Prior to that, Mr. Howley served in the same capacity within GTS-CIS, since May 1999. Mr. Howley joined GTS in May 1995, initially as Director of Operations and Venture Support based in Moscow. From July 1997 he served as Cellular Business Director based in Kiev and from January 1998 served as Chief Operating Officer of Golden Telecom Ukraine. Prior to May 1995, Mr. Howley served as Executive Vice President of Russian Telecom, Inc. based in Houston, Texas.

     Kevin J. Cuffe joined GTI as Commercial Director for Sovintel in September 1999. Prior to that, Mr. Cuffe had served in the same capacity within GTS-CIS, since joining in April 1998. From December 1996 until April 1998, Mr. Cuffe was the AT&T Business Market Division's Area Director for Southern Europe, Middle East and Africa. Prior to that, he served with AT&T Russia as Projects
Director -- New Ventures, based in Moscow from April 1995 until October 1996.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

     The Company was incorporated on June 10, 1999. The Board of Directors met six times after June 10, 1999, the date that the three original directors of the Company were elected to the Board of Directors. On September 30, 1999, the Common Stock became publicly traded on the Nasdaq National Market. Prior to that date, the Company was a wholly owned indirect subsidiary of GTS, and the Board of Directors regularly took action by unanimous consent or the Company acted on the basis of written consent of the sole stockholder. During 1999, each of the incumbent directors attended 75 percent or more of the meetings of the Board of Directors and of the committees on which the directors served.

     The Board of Directors has the following standing committees: Audit Committee, Executive Committee and Compensation Committee. During 1999, the Audit Committee, the Executive Committee and the Compensation Committees held no meetings. In the year 2000, the Audit Committee has met three times and the Compensation Committee has met one time.

     The Audit Committee assists the Board in fulfilling its oversight responsibilities by reviewing proposed financial plans, the financial information provided to shareholders and others, systems of internal controls which management and the Board of Directors have established and the audit process. The Audit Committee, in consultation with financial officers of the Company and the independent public accountants, will assist in establishing the scope of the annual audit. The Audit Committee interacts with the outside auditors to ensure the outside auditors' ultimate accountability to the Board and the Committee.

     The Securities and Exchange Commission recently adopted new rules and amendments to its current rules to require, among other things, that the Company include in its proxy statements relating to votes of shareholders occurring after December 15, 2000 certain disclosures about GTI's Audit Committee and reports from GTI's Audit Committee containing certain disclosures. Similarly, the Nasdaq, where the Company's shares are traded, enacted new rules concerning primarily the composition, independence, financial literacy and expertise of the members of the Audit Committee. The Company must comply with the new NASD rules prior to June 2001. The Company believes that it has taken adequate steps to ensure that it is currently in compliance with the new rules of both the SEC and the NASD.

     The current members of the Audit Committee are Izzet Guney (chair), Ashley Dunster, and Jeffrey Von Deylen.

             AMENDMENT TO CERTIFICATE OF INCORPORATION TO INCREASE
                 COMMON STOCK AND TO AUTHORIZE PREFERRED STOCK
                           (ITEM NO. 2 ON YOUR PROXY)

     The Board of Directors has voted unanimously to approve an amendment to a provision of the Company's Certificate of Incorporation and to recommend the amendment to the Stockholders. The proposed amendment, if approved, would increase the aggregate number of authorized shares of Common Stock from 50 million to 110 million and authorize the issue of 10 million shares of Preferred Stock (Item No. 2). If approved by the stockholders of a majority of the outstanding shares of Common Stock, the proposed amendment to the Company's Certificate of Incorporation will become effective upon the filing of one or more Certificates of Amendment with the Secretary of State of the State of Delaware, which will occur as soon as practicable after authorization.

     The Company believes the increase in the number of authorized shares of Common Stock will provide flexibility in connection with financings, acquisitions of other companies, other investment opportunities, stock dividends or splits, and for other corporate purposes that the Board of Directors deems advisable.

     One purpose of authorizing the Board of Directors to issue Preferred Stock and determine its rights and preferences is to eliminate delays associated with a stockholder vote on specific issuances. The issuance of Preferred Stock and the additional Common Stock, while providing desirable flexibility in connection with possible acquisitions and other corporate purposes such as raising additional equity capital, could have the effect of making it more difficult or tend to discourage a merger, tender offer or proxy contest, the assumption of control by a holder of a large block of the Company's securities or the removal of incumbent management. Under certain circumstances, this could have the effect of decreasing the market price of the Common Stock. The Company has no present plans to issue any shares of Preferred Stock or Common Stock.

     After approval by the shareholders to amend the Company's Certificate of Incorporation, the Company's Board of Directors may, without further action by the Company's stockholders (unless required by applicable law or regulation), from time to time, direct the issuance of shares of Preferred Stock and the additional Common Stock. Under the terms of the amended Certificate of Incorporation, the Board of Directors would be authorized, subject to any limitations prescribed by law, to issue such shares of Preferred Stock in one or more series. Each such series of Preferred Stock shall have such rights, preferences, privileges and restrictions, including voting rights, dividend rights, conversion rights, redemption privileges and liquidation preferences, as shall be determined by the Board of Directors. The Board of Directors of the Company, without stockholder approval unless required by applicable law or regulation, may issue shares of Preferred Stock with voting and conversion rights which could adversely affect the holders of shares of Common Stock. Satisfaction of any dividend preferences of outstanding shares of Preferred Stock would reduce the amount of funds available for the payment of dividends on shares of Common Stock. Holders of shares of Preferred Stock may be entitled to receive a preference payment in the event of any liquidation, dissolution or winding-up of the Company before any payment is made to the holders of shares of Common Stock.

     If stockholders approve this proposal, the first paragraph of Article Fourth of the Company's certificate of incorporation will be amended to read as follows:

     "The total number of shares of all classes of stock that the Corporation shall have authority to issue is 110,000,000 of which there shall be 100,000,000 shares of common stock, par value $0.01 per share, and 10,000,000 shares of preferred stock, par value $0.01 per share."

     Currently, the Company has no specific plans or proposals to use shares of its Common Stock or Preferred Stock.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE INCREASE IN THE AUTHORIZED COMMON STOCK AND AUTHORIZATION OF PREFERRED STOCK (ITEM 2 ON YOUR PROXY)

         APPROVAL OF THE GOLDEN TELECOM, INC. EQUITY PARTICIPATION PLAN
                           (ITEM NO. 3 ON YOUR PROXY)

GOLDEN TELECOM, INC. EQUITY PARTICIPATION PLAN

     Prior to the Company's initial public offering (the "IPO"), the independent directors on the compensation committee of GTI's parent company and, at the time, the Company's sole shareholder and GTI's Board of Directors approved the 1999 Equity Participation Plan of GTI, (the "Equity Plan"). A total of 4,023,551 shares of Common Stock are reserved for issuance under the Equity Plan. The principal purpose of the Equity Plan is to align the interests of GTI's directors, officers and employees with the interests of GTI's shareholders. The Equity Plan provides incentives for GTI's officers and employees through granting of options and restricted stock, and induces officers and employees to remain with the Company. The Equity Plan is also intended to assist the Company in attracting and retaining qualified independent directors (that is, directors who are not employed by the Company and may be categorized as independent in accordance with NASD rules and applicable securities and tax legislation), by providing for the grant of options to independent directors.

     Under the Equity Plan, not more than 4,023,551 shares of Common Stock (subject to antidilution and other adjustment provisions) are authorized for issuance upon exercise of options or upon vesting of restricted or deferred stock awards. Of these 4,023,551 shares, not more than 402,355 are designated for issuance solely pursuant to Incentive Stock Options, which are described below. Furthermore, the maximum number of shares, which may be granted as options and restricted stock granted under the Equity Plan to any individual in any calendar year cannot exceed 750,000 (subject to antidilution and other adjustment provisions).

     The principal features of the Equity Plan are summarized below, but the summary is qualified in its entirety by reference to the Equity Plan. The full Equity Plan, which was filed as an exhibit to the registration statement dated September 30, 1999, has been amended and is attached as an Appendix to this Proxy Statement.

  Administration

     The Compensation Committee of the Board of Directors or another committee or subcommittee appointed under the terms of the Equity Plan (the "Committee") which other committee or subcommittee consists solely of two or more members of the Board of Directors, each of whom is both a "non-employee director" for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (which is referred to as the "Exchange Act") and an "outside director" for the purposes of Section 162(m) of the Internal Revenue Code (which is referred to as the "Code"), will administer the Equity Plan with respect to grants to GTI's employees or consultants and the full Board of Directors will administer the Equity Plan with respect to options granted to independent directors.

     Notwithstanding the foregoing, the full Board of Directors may administer the Equity Plan with respect to grants to GTI's employees or consultants, except with respect to matters which under Rule 16b-3 of the Exchange Act or Section 162(m) of the Code are required to be determined by the Committee.

     Subject to the terms and conditions of the Equity Plan, the Committee has the authority to select the persons to whom awards are to be made, to determine the number of shares to be subject thereto and the terms and conditions thereof, to interpret the provisions of the Equity Plan, and to make all other determinations and to take all other actions necessary or advisable for the administration of the Equity Plan with respect to grants or awards made to employees or consultants. The Committee (and the Board of Directors) is also authorized to adopt, amend and rescind rules relating to the administration of the Equity Plan. Notwithstanding the foregoing, the Board shall conduct the general administration of the Equity Plan with respect to options granted to independent directors.

  Eligibility

     Options and restricted stock under the Equity Plan may be granted to individuals who are GTI's employees, directors or consultants (or employees or consultants of any of GTI's current or future subsidiaries) selected by the Committee for participation in the Equity Plan. In addition, the Equity Plan provides for certain periodic grants of non-qualified stock options to independent directors. Approximately 50 employees and consultants and four directors are eligible for participation.

  Independent Directors

     The Equity Plan provides for periodic grants of non-qualified stock options to independent directors. Each person who is elected to serve as an independent director will receive, as of the date of such election, an option to purchase 10,000 shares of Common Stock, and will receive an option to purchase 2,500 shares of Common Stock on a date which occurs during the first quarter of each calendar year after such initial election. Each such option will have a per-share exercise price equal to the fair market value per share at the close of the trading day previous to the day that the option is granted. Each such option will become exercisable in accordance with the terms of the Equity Plan. No portion of an option granted to any independent director shall be exercisable ten years from the date of grant or, except under certain circumstances, after the termination of the independent director's services as GTI's director.

  Awards Under the Equity Plan

     The Equity Plan provides that the Committee may grant or issue stock options and restricted stock, or a combination thereof, to any eligible employee, director or consultant. Each such award will be set forth in a separate agreement with the person receiving the award and will indicate the type, terms and conditions of the award.

     Nonqualified Stock Options ("NQSOs") will provide for the right to purchase Common Stock at a specified price which, except with respect to NQSOs intended to qualify as performance-based compensation under Section 162(m) of the Code, which price may be less than Fair Market Value on the date of grant, and usually will become exercisable (in the discretion of the Committee) in one or more installments after the grant date, subject to the participant's continued employment with the Company and/or subject to the satisfaction of individual performance targets established by the Committee. NQSOs may be granted for any term specified by the Committee. Notwithstanding the foregoing, NQSOs granted to independent directors shall be subject to the terms described above. There are 2,922,500 securities underlying the options. The market value of the securities underlying the options is variable, based on the Fair Market Value of the securities.

     Incentive Stock Options ("ISOs") will be designed to comply with certain restrictions contained in the Internal Revenue Code. Among such restrictions,
ISOs: (1) must have an exercise price not less than the fair market value of a share of Common Stock on the date of grant, (2) may only be granted to employees, (3) must expire within a specified period of time following the optionee's termination of employment, and (4) must be exercised within ten years after the date of grant; but may be subsequently modified to disqualify them for treatment as ISOs. In the case of an ISO granted to an individual who owns (or is deemed to own) at least 10% of the total combined voting power of all of GTI's classes of stock, the Equity Plan provides that the exercise price must be at least 110% of the fair market value of a share of Common Stock on the date of grant and the ISO must expire upon the fifth anniversary of the date of its grant. No ISOs have been granted at this time.

     Restricted Stock may be sold to participants at various prices (but not below par value) and made subject to such restrictions as may be determined by the Committee. Restricted stock, typically, may be repurchased by the Company at the original purchase price if the conditions or restrictions are not met. In general, restricted stock may not be sold, or otherwise transferred, until restrictions are removed or expire. Purchasers of restricted stock, unlike recipients of options, will have voting rights and will receive dividends in escrow prior to the time when the restrictions lapse.

     Plan Benefits. GTI cannot determine the amounts of awards under the Plan that will be granted under the Equity Plan or the benefits thereof to the executive officers named in the Summary Compensation Table herein, the executive officers as a group, and employees who are not executive officers as a group because, under the Equity Plan, the number of awards to be granted is within the discretion of the Committee. GTI also cannot determine the number of options to be granted under the Equity Plan to the non-employee directors as a group because such number is dependent upon, among other things, whether any new directors are appointed or elected to the Board. GTI also cannot provide disclosure on the dollar value of options or restricted stock as the price of stock varies according to market fluctuation.

     Under the Equity Plan, options for the purchase of Common Stock were granted at the time of the initial public offering of GTI's Common Stock on September 30, 1999 to the individuals, groups and to one outside director, as set out in the following table. Options were granted to two additional outside directors upon their appointment to the Board in January 2000. Mr. Ashley Dunster waived his right as an independent director to receive options under the Equity Plan. The exercise price of the options granted at the time of the IPO was set at the IPO price of the Common Stock, which was determined to be the Fair Market Value (as defined in the Equity Plan) of GTI Common Stock at the date of the grant. The exercise price of the options granted to the two outside directors in January 2000 was the Fair Market Value of the Common Stock at that time. The other terms of the options granted under the Equity Plan were set by the Committee in accordance with the Plan. The options were granted in consideration of the recipient's past and future service to GTI. Details of the exercise of options are set forth in the Option Exercise Table under "Executive Compensation" herein. The Committee does not intend to award any Restricted Stock in the foreseeable future.

     The following table sets out the number of options for the purchase of Common Stock which have been granted and will be granted within a foreseeable time to the following individuals and groups. Because the vesting of these options is contingent on approval of the Equity Plan and achieving certain vesting dates, the dollar value is not determinable.

NAME AND POSITION                                            NUMBER OF OPTIONS     DOLLAR VALUE
-----------------                                            -----------------     ------------
Stewart P. Reich...........................................        500,000       Not determinable
  President and Chief Executive Officer
Stan Abbeloos..............................................        300,000       Not determinable
  Senior Vice President and Chief Operating Officer
David J. Wisher............................................        300,000       Not determinable
  Senior Vice President, Chief Financial Officer and
     Treasurer
Jeff Howley................................................        110,000       Not determinable
  Chief Operating Officer of Golden Telecom (Ukraine)
Kevin Cuffe................................................         60,000       Not determinable
  Commercial Director -- Sovintel
Current Executive Officers as a Group (6 persons)..........      1,570,000       Not determinable
Current Non-Employee Director Group (3 persons)............         32,500       Not determinable
Current Non-Executive Officer Employee Group (20
  persons*)................................................      1,320,000       Not determinable

---------------

* Includes a trust to which options are issued for the benefit of an indeterminable number of employees.

     The terms of the options granted to the named executive officers at the time of the IPO are set forth in the Options Grants Table under "Executive Compensation" herein. No awards have been granted to the associates of outside directors, the named executive officers, or director nominees, and no other awards have been granted under the plan.

  Securities Laws and Federal Income Taxes

     Securities Laws. The Equity Plan is intended to conform with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the SEC thereunder, including, without limitation, Rule 16b-3. To the extent permitted by applicable law, the Equity Plan and options or restricted stock granted thereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

     General Federal Tax Consequences. Under current federal laws, in general, recipients of awards and grants of nonqualified stock options and restricted stock under the Equity Plan are generally not taxable at the time of grant but are taxable under Section 83 of the Code upon their receipt of Common Stock or cash with respect to the exercise or vesting of such awards or grants and, subject to Section 162(m) of the Code, the Company will be entitled to an income tax deduction with respect to the amounts taxable to these recipients. Under Sections 421 and 422 of the Code, recipients of ISOs are generally not taxable at the time of grant or on their receipt of Common Stock upon their exercises of ISOs if the ISOs and option stock are held for certain minimum holding periods and, in such event, GTI is not entitled to income tax deductions with respect to such exercises.

     Section 162(m) Limitation. In general, under Section 162(m) of the Internal Revenue Code, income tax deductions of publicly-held corporations may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises and non-qualified benefits paid) for certain executive officers exceeds $1 million in any one year. However, under Section 162(m), the deduction limit does not apply to certain "performance-based compensation" established by an independent compensation committee which is adequately disclosed to, and approved by, stockholders. In particular, stock options will satisfy the "performance-based compensation" exception if the awards are made by a qualifying compensation committee, the plan sets the maximum number of shares that can be granted to any person within a specified period and the compensation is based solely on an increase in the stock price after the grant date (that is, the option exercise price is equal to or greater than the fair market value of the stock subject to the award on the grant date). Under an Internal Revenue Code Section 162(m) transition rule for compensation plans of corporations which are privately held and which become publicly held in an initial public offering, the Equity Plan will not be subject to Section 162(m) until the transition date, which is the earliest of (1) the material modification of the Equity Plan; (2) the issuance of all Common Stock and other compensation that has been allocated under the Equity Plan; or (3) the first meeting of shareholders at which directors are to be elected that occurs after December 31, 2002. After this transition date, rights and awards granted under the Equity Plan, other than options will not qualify as "performance-based compensation" for purposes of Section 162(m) unless such rights and awards are granted or vest upon preestablished objective performance goals, the material terms of which are disclosed to and approved by GTI's shareholders.

     GTI have attempted to structure the Equity Plan in such a manner that, after the transition date discussed above, subject to obtaining shareholder approval of the Equity Plan, the remuneration attributable to stock options which meet the other requirements of Section 162(m) will not be subject to the $1,000,000 limitation. GTI has not, however, requested a ruling from the IRS or an opinion of counsel regarding this issue.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE EQUITY PARTICIPATION PLAN (ITEM 3 ON YOUR PROXY)

                    RATIFICATION OF APPOINTMENT OF AUDITORS
                           (ITEM NO. 4 ON YOUR PROXY)

     The Board of Directors has selected Ernst & Young (CIS) Limited ("Ernst & Young"), independent public accountants, to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2000 and recommends that the stockholders ratify such selection.

     The submission of the appointment of Ernst & Young is not required by law or by the By-laws of the Company. The Board of Directors is nevertheless submitting it to the stockholders to ascertain their views. If the stockholders do not ratify the appointment, the selection of other independent public accountants will be considered by the Board of Directors. If Ernst & Young shall decline to accept or become incapable of accepting its appointment, or if its appointment is otherwise discontinued, the Board of Directors will appoint other independent public accountants.

     A representative of Ernst & Young is expected to be present at the Annual Meeting, will have the opportunity to make a statement, and will be available to respond to appropriate questions.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF AUDITORS (ITEM 4 ON YOUR PROXY)

EXECUTIVE COMPENSATION

  Compensation of Directors and Executive Officers

     Each non-employee member of GTI's Board of Directors will receive an annual retainer fee of $15,000. In addition, each non-employee member of the Board of Directors will receive a fee of $1,000 for each Board meeting attended in person and a fee of $500 for each Board meeting attended by telephone. Non-employee members will also receive a fee of $750 for each Board committee meeting attended in person and a fee of $500 for each Board committee attended by telephone. However, Board committee fees will not be paid if the meeting is held on the same day as a Board meeting.

     Directors who are also GTS employees have waived their rights to all forms of Director compensation, including rights to stock options, which is in line with GTS' company policy. Mr. Dunster has also waived his rights to all forms of Director compensation, including rights to stock options, which is in line with the policy of Capital International Research, Inc.

  Report from the Compensation Committee

     The Compensation Committee of the Company was established in November 1999 and constituted in January 2000 when a sufficient number of independent directors were appointed to the Board of Directors so as to optimize the composition of the Committee. The Company's board of directors, the sole shareholder, or a subcommittee of the board of directors of the sole stockholder, as appropriate, took decisions regarding compensation in the Company prior to the January 2000.

     The role of the Compensation Committee is to oversee and direct the development of executive compensation policies and programs that are consistent with, explicitly linked to, and supportive of the strategic objectives of growing the Company's businesses and maximizing shareholder value. The Committee's specific responsibilities include determining the appropriate levels of compensation, including salaries, annual incentives, long-term incentives and employee benefits, for members of the Company's senior management, including executive officers. The Company believes that a strong link should exist between executive compensation and management's ability to maximize shareholder value. This belief is adhered to by developing incentive compensation programs that provide competitive compensation and reflect Company performance.

  Compensation Philosophy

     The four fundamental principles to which the Committee adheres in discharging its responsibilities are as follows. First, the majority of annual and long-term compensation for the Company's executive officers should be at risk, with actual compensation levels correlating with the Company's performance in certain key areas determined by the Committee. Second, over time, incentive compensation of the Company's executive officers should focus more heavily on long-term rather than short-term accomplishments and results. Third, equity-based compensation should be used on an increasing basis so as to provide executive officers with clear and direct links to the shareholders' interests. Fourth, the overall executive compensation program should be competitive, equitable and structured so as to ensure the Company's ability to attract, retain, motivate and reward the talented executives who are essential to the Company's continuing success. Total compensation, rather than individual compensation elements, is the focus of the Company's intent to provide competitive compensation opportunities.

  Compensation Elements

     The Company's compensation program for executives and senior management consists of four principal elements, each of which is vitally important in meeting the Company's need to attract, retain, motivate and reward highly-qualified executives. The four principal elements are:

  Base Salaries

     Base salaries for executive officers and senior management are generally set at levels that reflect the competitive marketplace for companies that are of comparable size and complexity and would be considered competitors of the Company in attracting and retaining qualified executives. The salaries of the executive officers are reviewed and approved by the Compensation Committee based on its assessments of each executive's experience and performance and a comparison of salaries of peers in other companies.

  Annual Performance Incentives

     Incentive awards have been made on a periodic basis to executive officers and senior management on the basis of Company, business unit and individual performance relative to budget in such areas as revenue, cash flow, operating income, operating margin and the like. The Company intends to continue providing incentives in concert with other compensation elements in order to maintain a competitive total compensation program for its executive officers. The Committee reviews and approves all performance measures and goals established under the annual and long-term incentive plans. The Committee also approves all incentive payments to executive officers.

  Long-Term Incentives

     The Company relies on stock options as the principal means of providing long-term incentive compensation. Stock options have been, and will continue to be, granted to executive officers under the 1999 Equity Participation Plan.

  Benefits

     Benefits offered to executive officers serve a different purpose than do other elements of the total compensation program. In general, they provide for retirement income and serve as a safety net against problems that can arise from illness, disability or death. Benefits offered to executive officers are basically those offered to other employees of the Company.

  Evaluation Procedures

     In determining matters regarding executive officer compensation (other than the Chief Executive Officer), the Committee, with the Chairman and Chief Executive Officer, reviews the key executives including the executive officers, the respective areas of authority and responsibility of the various executive officers, and the performance and contribution of each to the efforts of the Company in meeting its goals.

     The Committee has confirmed that the compensation paid in 1999 to the named executive officers is consistent with the Company's compensation philosophy and objectives.

  Compensation of the Chief Executive Officer

     Prior to the Company's IPO, decisions regarding the compensation of the President and Chief Executive Officer, Mr. Stewart Reich, were the responsibility of the sole stockholder and the compensation committee of the sole stockholder. Upon assuming his position as President and Chief Executive Officer of the Company, Mr. Reich continued his employment under the terms and conditions of the employment agreement that he entered into with the sole stockholder in April 1999. Under that agreement, Mr. Reich's annual base salary is set at $275,000 and he is eligible for a bonus of up to 75% of his base salary, depending on the financial results of the Company. For the year 1999, Mr. Reich served as President of the division of GTS known as GTS-CIS until June 1999 and as the President and Chief Executive Officer of Golden Telecom Inc. thereafter. During 1999, Mr. Reich received $268,750 as his base salary and $213,006 as a bonus payment. This bonus payment reflects the Company's performance in revenues, earnings, strategy development and execution and the completion of the initial public offering of the Company. In evaluating Mr. Reich's compensation, the sole stockholder and its compensation consultant compared the Company's compensation practices and levels to those of other companies involved in similar businesses, including but not limited to, the companies included in the Performance Graph. Based on this review, the sole stockholder and its compensation committee determined Mr. Reich's compensation to be appropriate. For the year 2000, the Company's Compensation Committee will make decisions regarding the compensation of Mr. Reich.

  Deductibility of Certain Executive Compensation

     Beginning in 1994, the Omnibus Reconciliation Act of 1993 limits to $1 million the amount that may be deducted by a publicly-held corporation for compensation paid to each of its named executive officers in a taxable year, unless the compensation in excess of $1 million is "qualified performance-based compensation." The Committee and the Company have determined that the Company's practice is to design its short-term and long-term compensation plans to qualify for the exemption from the deduction limitations of Section 162(m) of the Internal Revenue Code and to be consistent with providing appropriate compensation to executives. Shareholder approval of incentive compensation plans and various provisions thereunder covering the executive officers has been sought and obtained and will be sought in the future to continue to qualify performance-based compensation for the exemption. Although it is the Company's intent to qualify compensation for the exemption from the deduction limitations, the Company's compensation practices have been, and will continue to be, designed to serve the best interests of the shareholders regardless of whether specific compensation qualifies for the exemption.

  Compensation Committee Members of GTS during 1999:

     Bernard J. McFadden, Chairman
     W. James Peet
     Frank V. Sica
     Adam Solomon
     David Dey (no longer on the Committee as of July 1999)
     Michael Greeley (resigned from Board in March 1999)
     Stewart J. Paperin (no longer on the Committee as of July 1999)

  Compensation Committee Member of the Company after January 2000:

     Ashley Dunster, Chairman
     Alexandr Knaster
     H. Brian Thompson, ex officio

                           SUMMARY COMPENSATION TABLE

     The following table summarizes the compensation paid or awarded to, or earned by, GTI's Chief Executive Officer and the four other most highly compensated executive officers serving the operations of GTI in 1997, 1998, and 1999. Each bonus listed below represents a cash bonus paid in the year indicated for services rendered in the immediately preceding year except for bonuses paid in 1999, which is for services rendered in 1998 and the first three quarters of 1999. The number of securities underlying stock options refers to shares of GTS and GTI common stock underlying stock options awarded under the GTS and GTI Stock Option Plan. Note that, prior to the Company's IPO, the amounts shown were paid by GTS.

                                                                               LONG-TERM
                                                                          COMPENSATION AWARDS
                                                                       -------------------------
                                        ANNUAL COMPENSATION                          NUMBER OF
                                 ----------------------------------    RESTRICTED    SECURITIES
NAME AND                                               OTHER ANNUAL      STOCK       UNDERLYING        ALL OTHER
PRINCIPAL POSITION        YEAR    SALARY     BONUS     COMPENSATION     AWARD(S)    OPTIONS/ SAR    COMPENSATION(1)
------------------        ----   --------   --------   ------------    ----------   ------------    ---------------
Stewart P. Reich........  1999   $268,750   $213,006    $1,349,915(3)    56,746         500,000(9)      $5,451
  President and Chief     1998   $243,750   $ 98,300    $  187,008(3)         0         300,000(10)     $5,197
  Executive Officer(2)    1997   $ 78,333   $ 75,000    $   59,772(3)         0         225,000(10)     $  384
Stan Abbeloos...........  1999   $182,000   $102,450    $  794,340(4)    19,673         300,000(9)      $    0
  Senior Vice President   1998   $173,837   $ 66,700    $   93,600(4)         0          60,000(10)     $    0
  and Chief Operating     1997   $160,000   $ 64,000    $   93,600(4)         0          72,000(10)     $    0
  Officer
David J. Wisher.........  1999   $158,500   $ 55,658    $  455,294(5)    14,509         300,000(9)      $4,332
  Senior Vice President,  1998   $152,999   $ 35,000    $  225,373(5)         0          60,000(10)     $4,418
  Chief Financial         1997   $145,000   $ 15,000    $  170,472(5)         0          54,000(10)     $4,000
  Officer and Treasurer
Jeff Howley.............  1999   $140,000   $ 73,339    $  257,637(6)     6,784         110,000(9)      $4,245
  Chief Operating         1998   $140,000   $ 32,942    $  599,276(6)         0          36,000(10)     $4,269
  Officer of Golden       1997   $121,233   $ 39,600    $   94,807(6)         0          27,000(10)     $4,000
  Telecom (Ukraine)
Kevin Cuffe.............  1999   $137,500   $ 62,233    $  134,726(8)     3,337          60,000(9)      $4,134
  Commercial              1998   $101,250   $ 50,000    $   88,332(8)         0          28,000(10)     $2,205
  Director-Sovintel(7)    1997   $      0   $      0    $        0            0               0         $    0

---------------

 (1) Amounts disclosed represent the sum of premiums paid by the company for $1 million in term life insurance for each named executive officer and contributions by the company under the GTS 401(k) Plan to each named executive's account, except Mr. Abbeloos, who does not participate in the 401(k) Plan because of his non-US citizenship. In each case in which the company paid 401(k) Plan contributions, $4,000 was paid in 1999, 1998, and 1997 to the named executive officers, except for Mr. Reich in 1997 and Mr. Cuffe in 1998, as they had not completed an entire year of service with the company.

 (2) Mr. Reich commenced his employment with the company in 1997.

 (3) For 1999, the amount disclosed includes an overseas living allowance of $72,000, rent on a residence in Moscow of $87,000, and stock option income of $1,208,500 less a tax equalization repayment of $27,017 that Mr. Reich reimbursed to the Company to settle his final 1998 tax computation.

    For 1998, the amount disclosed includes an overseas living allowance of $72,000, rent on a residence in Moscow of $90,000, and a tax equalization payment of $19,844 that compensated Mr. Reich for the higher taxes he pays because he resides in Russia instead of the United States.

    For 1997, the amount disclosed includes an overseas living allowance of $24,000 and rent on a residence in Moscow of $30,300.

 (4) For 1999, the amount disclosed includes an overseas living allowance of $42,000, rent on a residence in Moscow of $48,900 and stock option income of $699,440.

      For 1998, the amount disclosed includes an overseas living allowance of $42,000 and rent on a residence in Moscow of $51,600.

      For 1997, the amount disclosed includes an overseas living allowance of $42,000 and rent on a residence in Moscow of $51,600.

 (5) For 1999, the amount disclosed includes an overseas living allowance of $53,400, rent on a residence in Moscow of $57,072, dependent tuition of $30,400, and stock option income of $283,400.

      For 1998, the amount disclosed includes an overseas living allowance of $53,400, rent on a residence in Moscow of $90,000, a tax equalization payment of $42,271 that compensated Mr. Wisher for the higher taxes he pays because he resides in Moscow instead of the United States, and dependent tuition of $22,500.

      For 1997, the amount disclosed includes an overseas living allowance of $53,400, rent on a residence in Moscow of $90,000 and dependent tuition of $25,300.

 (6) For 1999, the amount disclosed includes an overseas living allowance of $53,400, rent on a residence in Moscow of $50,400, and stock option income of $144,233.

      For 1998, the amount disclosed includes an overseas living allowance of $43,429, rent on a residence in Moscow of $49,800, and stock option income of $423,486.

      For 1997, the amount disclosed includes an overseas living allowance of $42,000 and rent on a residence in Moscow of $40,000.

 (7) Mr. Cuffe commenced his employment with the Company in 1998.

 (8) For 1999, the amount disclosed includes an overseas living allowance of $42,000 and rent on a residence in Moscow of $60,000.

      For 1998, the amount disclosed includes an overseas living allowance of $31,500 and rent on a residence in Moscow of $45,000

 (9) Shares of Common Stock underlying stock options awarded under the Equity Plan.

(10) Nonvested options at December 31, 1999 were surrendered for a mixture of restricted shares and options to purchase shares of GTI.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

     The following table provides information on stock option grants of GTI Common Stock to the five most highly compensated officers in 1999 under the GTS stock option plan. The exercise price for all of the GTI stock options awarded approximated the fair market value of GTI Common Stock on the date of grant. One-third of the options noted in the second column will vest on September 30, 2000. Thereafter, the options will vest in equal monthly installments for a period of 24 months. The present value of each grant is estimated on the date of grant using the Black-Scholes option pricing model with the following weighted-average assumptions: dividend yield 0%, expected volatility of 1, risk-free interest rate of 5.90% and expected life of five years.

                                                % OF TOTAL
                               NUMBER OF      OPTIONS GRANTED
                              SECURITIES          TO GTI
                              UNDERLYING       EMPLOYEES IN     EXERCISE OR BASE    EXPIRATION   GRANT DATE
                            OPTIONS GRANTED     FISCAL YEAR     PRICE (PER SHARE)      DATE        VALUE
                            ---------------   ---------------   -----------------   ----------   ----------
Stewart P. Reich..........      500,000            18.28             $12.00          10/1/09     $4,025,000
Stan Abbeloos.............      300,000            10.97              12.00          10/1/09      2,415,000
David J. Wisher...........      300,000            10.97              12.00          10/1/09      2,415,000
Jeff Howley...............      110,000             4.02              12.00          10/1/09        885,500
Kevin Cuffe...............       60,000             2.19              12.00          10/1/09        483,000

  AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES

     The following table provides information on the number and value of GTS stock options exercised by the five most highly compensated officers during 1999, the number of options under the GTS and GTI Stock Option Plan held by such persons at December 31, 1999, and the value of all unexercised options held by such persons as of that date. The value of the options stated in the last column is based on the closing price of $34.75 for GTS on the New York Stock Exchange and the closing price of $32.00 for GTI on the Nasdaq National Stock Market on December 31, 1999.

                                                            NUMBER OF SECURITIES        VALUE OF UNEXERCISED
                                                           UNDERLYING UNEXERCISED       IN-THE-MONEY OPTIONS
                       SHARES ACQUIRED       VALUE            OPTIONS AT FY-END               AT FY-END
                         ON EXERCISE        REALIZED      EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
                       ---------------   --------------   -------------------------   -------------------------
Stewart P. Reich.....      50,000          1,208,500           162,500/500,000         $3,870,500/$10,000,000
Stan Abbeloos........      28,000            699,440            28,000/300,000         $  652,960/$ 6,000,000
David J. Wisher......      10,000            283,400            37,000/300,000         $  902,845/$ 6,000,000
Jeff Howley..........       6,200            144,233            19,300/110,000         $  462,586/$ 2,200,000
Kevin Cuffe..........          --                 --             7,000/ 60,000         $  147,700/$ 1,200,000

     Exercisable options in the above table represent options granted by GTS and unexercisable options represent options granted by GTI.

STOCK-RELATED COMPENSATION

     Before GTI's IPO, the executive officers and some of the Company's employees participated in GTS stock option plans, pursuant to which they were granted options to purchase GTS common stock. At the time of the consummation of the IPO on September 30, 1999, such persons surrendered all their GTS options that did not vest by the end of 1999, and received restricted shares and options to purchase shares of GTI. These restricted shares and the shares underlying these options represented 12% of GTI's fully diluted share capital immediately after the IPO. These restricted shares and options are intended as long-term compensation and to align the interests of the grantees with GTI's stockholders.

     The restricted shares of GTI vest on September 30, 2001. Each of the GTI options have an exercise price equal to the public offering price in the IPO, or $12.00 per share. One-third of these options will vest on September 30, 2000. Thereafter, the options will vest in equal monthly installments for a period of 24 months.

GOLDEN TELECOM, INC. EQUITY PARTICIPATION PLAN

     See discussion above pertaining to Item 4 on your proxy.

GOLDEN TELECOM, INC. 401(K) PLAN

     GTI's Board of Directors has approved a 401(k) retirement savings plan (the "401(k) Plan"), which will be a defined contribution retirement benefit plan that GTI intends to have qualified for favorable tax treatment under Section 401 of the Code. All employees of GTI, subject to certain regulatory qualifications, who are US citizens and at least 21 years of age and have completed the minimum service requirement will be eligible to participate in GTI's 401(k) Plan. The 401(k) Plan participants will be able to defer pre-tax income by contributing to the plan up to the maximum amount permitted by law. After-tax contributions will also be permitted under the 401(k) Plan. GTI intends to match 50% of each participant's pre-tax contribution to the 401(k) Plan, up to 5% of the participant's total compensation. In addition, GTI may, in its sole discretion and in a nondiscriminatory manner, contribute additional amounts as profit sharing to each participant's account. The amounts deposited into each participant's account will be invested among various investment options according to the direction of the participant. Each participant's pre-tax and after-tax contributions will be immediately vested and nonforfeitable. Our matching contribution and profit sharing allocations to each participant's account will not vest until the participant has completed three years of service either with GTI or with GTS before this offering, at which time the matching contribution and profit sharing allocations become 100% vested.

                 COMPARISON OF 3 MONTH CUMULATIVE TOTAL RETURN*
                           AMONG GOLDEN TELECOM, INC.
                 THE NASDAQ STOCK MARKET (U.S. & FOREIGN) INDEX
                    AND THE NASDAQ TELECOMMUNICATIONS INDEX

                                    [GRAPH]

---------------------------------------------------------------------------------------------------------
                                                          9/99        10/99        11/99        12/99
---------------------------------------------------------------------------------------------------------
 Golden Telecom, Inc.                                    100.00       106.57       132.85       373.72
 NASDAQ Stock Market (U.S. & Foreign)                    100.00       107.53       119.87       146.44
 NASDAQ Telecommunications                               100.00       118.40       123.46       142.21

* $100 invested on 09/30/99 in stock or index including reinvestment of dividends for fiscal year ending December 31.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     GTS owns 15,056,328 shares of GTI's outstanding Common Stock, which represents approximately 63% of the combined voting power of all of the Company's outstanding Common Stock. As long as GTS continues to own more than 50% of GTI's Common Stock, it will be able to determine any corporate action requiring approval of GTI's stockholders, including the election of the entire Board of Directors, amendments to GTI's certificate of incorporation and by-laws and approval of certain mergers and other control transactions, without the consent of GTI's other shareholders.

     In addition, through its ownership of GTI's Common Stock and its control of GTI's Board of Directors, GTS will be able to control certain decisions, including decisions with respect to GTI's dividend policy, GTI's access to capital, mergers or other business combinations, the acquisition or disposition of GTI's assets and any change in GTI's control. Subject to applicable securities and other laws, GTS may sell or distribute its shares, other than as restricted by the IPO underwriting agreement, in which GTS has agreed that it will not offer, sell, contract to sell, announce an intention to sell, pledge or otherwise dispose of, directly or indirectly, any shares of GTI Common Stock or securities convertible into or exchangeable or exercisable for any of GTI Common Stock without the prior written consent of Deutsche Bank AG London, which consent may not be unreasonably withheld, for a period of 360 days after the date of GTI's IPO.

     Our relationship with GTS is governed by agreements that GTI entered into at the time of the completion of the Company's IPO. The principal terms of these agreements are summarized below. The descriptions set forth below are summaries and are qualified in their entirety by reference to the relevant agreement. Complete forms of these agreements are filed as exhibits to the registration statement, dated September 30, 1999.

     Immediately before the IPO, GTS transferred to the Company all the properties that currently constitute GTI's business, including the shares of GTI's operating and holding companies that were currently owned, directly or indirectly, by GTS. Except as discussed in this document, because all GTI's agreements with third parties are made through these operating and holding companies, GTS did not transfer to the Company any additional rights or obligations that were made through companies retained by GTS.

ADMINISTRATIVE SERVICES AGREEMENT

     GTI entered into an administrative services agreement with GTS. Pursuant to this agreement, GTS provides the Company with certain accounting, tax and financial management and budgeting services, legal and regulatory services and human resources services. Under the terms of the administrative services agreement, GTS provides these administrative services subject to the oversight, supervision and approval of GTI's executive officers. GTI pays GTS a fixed monthly fee each month for these services, which is intended to be comparable to the fees that GTI would pay if an independent third party provided the services.

     The administrative services agreement became effective upon the consummation of the IPO, and may be terminated by either party upon at least 90 days' written notice and, in the case of a termination by the Company, with the consent of GTS, which consent may not be unreasonably withheld. In addition, the administrative services agreement will be terminated if the Company experiences a change of control. A change of control shall be deemed to have occurred if:

     - a majority of the seats on GTI's Board of Directors shall be occupied by persons who are neither nominated by GTS or by its Board of Directors, nor appointed by GTI's directors nominated by GTS; or

     - any person or group other than GTS or the companies controlled by GTS shall directly or indirectly have the power to exercise control over 50% of the voting securities of GTI.

EMPLOYEE BENEFITS AGREEMENT

     GTI entered into an employee benefits agreement with GTS. Pursuant to this agreement, GTI's employees participate in the employee benefit plans (including all retirement plans and welfare benefit plans) which, immediately prior to the consummation of the IPO, covered these employees. GTI pays GTS a management fee equal to 25% of the aggregate amount of all employees' base salaries, as in effect from time to time.

INDEMNIFICATION AGREEMENT

     GTI entered into an indemnification agreement with GTS. This agreement provides for a full and complete release and discharge between GTS and the Company as of the closing date of all liabilities existing or arising on or before the closing date of the IPO, except as expressly set forth in the indemnification agreement. Except as set forth in the indemnification agreement, GTS agreed to indemnify and hold harmless GTI and each of GTI's directors, officers, employees and agents against all liabilities relating to, arising out of or resulting from any material breach by GTS under any of the separation agreements.

     Except as set forth in the indemnification agreement, GTI agreed to indemnify and hold harmless each of GTS and its directors, officers, employees and agents from and against all liabilities relating to, arising out of or resulting from:

     - GTI's failure to pay, perform or otherwise promptly discharge any of GTI's liabilities arising out of GTI's business, operations or assets on or after the closing date of the IPO, whether or not expressly assumed by GTI;

     - any liabilities attributable to GTI in connection with any United States federal or state tax audit of GTS;

     - any material breach by GTI of any of the separation agreements; and

     - any untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact required to be stated in the prospectus for the Company's IPO or necessary to make the statements in the prospectus for the Company's IPO not misleading, with respect to all information contained in the prospectus for the Company's IPO or the registration statement, as amended or supplemented, of which it forms a part.

     The indemnification agreement also provides that GTI will indemnify and hold harmless GTS for any liabilities incurred by GTS under any of its guarantees of GTI's obligations or liabilities and that GTI will pay GTS for its direct costs, if any, of maintaining such guarantees.

     Neither GTI nor GTS intends to make any representation or warranty to one another or to any other person or party as to:

     - the assets, businesses or liabilities transferred or assumed as part of the separation,

     - any consent or liability transferred or assumed as part of the separation of GTI and GTS,

     - any consent or approval required in connection therewith,

     - the value or freedom from any security interests of any of the assets transferred,

     - the absence of any defense or freedom from counterclaim with respect to any claim or any part thereof, or

     - the legal sufficiency of any assignment, document or instrument delivered to convey title to any asset transferred.

     Except as expressly set forth in any separation agreements, all assets were transferred to GTI on an "as is, where is" basis, and GTI and GTS have agreed to bear the economic and legal risks that the conveyance is insufficient to vest in the transferee good and marketable title, free and clear of any encumbrances.

REGISTRATION RIGHTS AGREEMENT

     GTI entered into a registration rights agreement with GTS. This agreement provides that, on up to three occasions, following the 360-day lock-up on sales of GTI's shares of Common Stock held by GTS and on GTS's written request, GTI will use its reasonable best efforts to register under the applicable federal and state securities laws the resale of any of GTS's shares of the Company's Common Stock. GTS will also have the right, following the 360-day lock-up on sales of GTI's shares of Common Stock held by GTS, to include its shares of the Company's Common Stock in future registrations initiated by GTI on its own behalf or on behalf of other shareholders. This right is subject to certain limitations as to whether and to what extent GTS may request registration. GTS will pay the out-of-pocket costs for registrations, which it initiates. GTI has agreed to pay all of GTI's out-of-pocket costs and expenses, other than underwriting discounts and commissions pertaining to shares resold by GTS, in connection with registrations in which GTS participates but does not initiate. In addition to the above rights, when GTS owns less than 25% of GTI's outstanding shares of capital stock, it may request that GTI register such remaining shares in a shelf registration statement, at GTS's expense. Subject to certain limitations, such registration rights may be assigned by GTS. The registration rights agreement contains customary indemnification and contribution provisions between GTI and GTS.

SHAREHOLDERS' AGREEMENT

     GTI entered into a shareholders' agreement with GTS. This agreement provides GTS with pre-emptive rights for any subsequent equity that GTI issues. Specifically, among other things, GTI will grant to GTS the right to purchase any new equity securities that GTI issues so that GTS can maintain its percentage ownership in GTI immediately prior to the issuance of such new equity securities. These pre-emptive rights will terminate when GTS owns less than 25% of the Company's shares of Common Stock.

     The shareholders' agreement also provides for certain corporate governance matters. The shareholders' agreement provides that certain "interested transactions" between GTI or its affiliates, on the one hand, and GTS or its affiliates, on the other hand, will require the approval of a majority of GTI's independent directors, unless the transaction has been described in a business plan or a budget that had already been separately approved by GTI's independent directors.

TRADEMARK TRANSFER AGREEMENT

     GTI entered into a trademark transfer agreement with GTS, pursuant to which GTS transferred all rights and interests in all trademarks used by GTI, including, without limitation, Sovintel, Sovam Teleport, TeleRoss, TCM, Russia-On-Line, Golden Telecom, GlasNet and PrimTelefone. If GTS's ownership of GTI falls below 50% or a majority of GTI's Board of Directors is not appointed by GTS, then GTS will have the right to require GTI to cease using certain other trademarks and service marks that are GTS-specific.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons or entities who own more than 10% of the Company's Common Shares, to file with the SEC and the Nasdaq Stock Market or the New York Stock Exchange, as the case may be, initial reports of beneficial ownership and changes in beneficial ownership of the company's equity securities. Such persons are also required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company as to transactions for which reports are required, all Section 16(a) filing requirements applicable to such individuals or entities were complied with during 1999.

OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING

     The Board of Directors knows of no business which may come before the meeting except that indicated above. However, if other business is brought before the meeting, the persons acting under the enclosed form of proxy may vote thereunder in accordance with their best judgment.

COST AND METHOD OF PROXY SOLICITATION

     Proxies will be solicited by mail. The expenses of such solicitation will be paid by the Company. Directors, officers, or regular employees of the company may solicit proxies by telephone or in person. The cost of such solicitation will be nominal, but GTI may pay brokers, nominees, fiduciaries and other custodians their reasonable fees and expenses for sending proxy materials to beneficial owners and obtaining their instructions. In addition, Georgeson Shareholder Communication, Inc. has been retained by the Company to assist in soliciting proxies from brokerage firms, bank nominees and other institutional holders to assure a timely vote by the beneficial owners of stock held of records by such firms, banks and institutions. This firm will receive a fee not to exceed $5,000 for its services. In addition to solicitation by mail, proxies may be solicited in person, or by telephone, facsimile transmission or other means of electronic communication, by directors, officers and other employees of the Company.

DATE FOR SUBMISSION OF STOCKHOLDER PROPOSALS FOR THE 2001 ANNUAL MEETING

     Stockholder proposals, in order to be timely submitted for inclusion in the Company's proxy materials for the 2001 annual meeting of stockholders, must be received at the Company's principal executive offices no later than January 10, 2001.

ANNUAL REPORT AND OTHER MATTERS

     The Company's 1999 Annual Report on Form 10-K, including financial statements, which was filed with the SEC on March 21, 2000, was mailed to you with this Proxy Statement. This Proxy Statement incorporates by reference the financial statements therein. A list of the stockholders of record entitled to vote at the annual meeting will be available for review by any stockholder, for any purpose relating to the meeting between 9:00 a.m. and 5:00 p.m. at the executive offices of the Company at the Representative Offices of Golden TeleServices, Inc., 12 Krasnokazarmennaya Street, Moscow, Russia 111250.

     THE COMPANY WILL PROVIDE, WITHOUT CHARGE, TO EACH PERSON TO WHOM THIS PROXY STATEMENT IS DELIVERED, UPON WRITTEN REQUEST OF SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1999. REQUESTS SHOULD BE ADDRESSED TO VICE PRESIDENT -- INVESTOR RELATIONS AND CORPORATE COMMUNICATIONS, GOLDEN TELECOM, INC., 12 KRASNOKAZARMENNAYA STREET, MOSCOW, RUSSIA 111250; FAX NO. +7 501 797 9332.

                       THE 1999 EQUITY PARTICIPATION PLAN

                                       OF

                              GOLDEN TELECOM, INC.

                  Golden Telecom, Inc., a Delaware corporation, has adopted The 1999 Equity Participation Plan of Golden Telecom, Inc. (the "Plan"), effective September 30, 1999, for the benefit of its eligible employees, consultants and directors.

                  The purposes of the Plan are as follows:

                  (1) To provide an additional incentive for directors, key Employees and Consultants (as such terms are defined below) to further the growth, development and financial success of the Company by personally benefiting through the ownership of Company stock and/or rights which recognize such growth, development and financial success.

                  (2) To enable the Company to obtain and retain the services of directors, key Employees and Consultants considered essential to the long range success of the Company by offering them an opportunity to own stock in the Company and/or rights which will reflect the growth, development and financial success of the Company.

                                   ARTICLE I.

                                  DEFINITIONS

                  1.1. General. Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise.

                  1.2. Administrator. "Administrator" shall mean the entity that conducts the general administration of the Plan as provided herein. With reference to the administration of the Plan with respect to Options granted to Independent Directors, the term "Administrator" shall refer to the Board or its delegee. With reference to the administration of the Plan with respect to any other Award, the term "Administrator" shall refer to the Committee unless the Board has assumed the authority for administration of the Plan generally as provided in Section 8.2.

                  1.3. Affiliate. "Affiliate" shall mean any entity which directly or indirectly controls, is controlled by, or is under common control with the Company.

                  1.4. Award. "Award" shall mean an Option or a Restricted Stock award which may be awarded or granted under the Plan (collectively, "Awards").

                  1.5. Award Agreement. "Award Agreement" shall mean a written agreement executed by an authorized officer or director of the Company and the Holder which shall contain such terms and conditions with respect to an Award as the Administrator shall determine, consistent with the Plan.

                  1.6. Award Limit. "Award Limit" shall mean 750,000 shares of Common Stock, as adjusted pursuant to Section 9.3 of the Plan.

                  1.7. Board. "Board" shall mean the Board of Directors of the Company.

                  1.8. Change in Control. "Change in Control" shall mean, unless otherwise determined by the Committee:

                  (a) the dissolution or liquidation of the Company and its Subsidiaries,

                  (b) a merger, consolidation or reorganization of the Company and its Subsidiaries with one or more other corporations (other than a parent, Subsidiary, or Affiliate of the Company) in which the Company is not the surviving corporation,

                  (c) a sale of all or substantially all of the assets of the Company to another corporation (other than a parent, Subsidiary or Affiliate of the Company), or

                  (d) any transaction (including, without limitation, a merger or reorganization in which the Company is the surviving corporation) approved by the Board which results in any person or entity (other than a parent, Subsidiary or Affiliate of the Company) owning more than 50% of the combined voting power of all classes of stock of the Company.

                  1.9. Code. "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  1.10. Committee. "Committee" shall mean the Compensation Committee of the Board or another committee or subcommittee of the Board, appointed as provided in Section 8.1.

                  1.11. Common Stock. "Common Stock" shall mean the common stock of the Company, par value $.01 per share, and any equity security of the Company issued or authorized to be issued in the future, but excluding any preferred stock and any warrants, options or other rights to purchase Common Stock.

                  1.12. Company. "Company" shall mean Golden Telecom, Inc., a Delaware corporation.

                  1.13. Consultant. "Consultant" shall mean any consultant or adviser if:

                  (a) the consultant or adviser renders bona fide services to the Company;

                  (b) the services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities; and

                  (c) the consultant or adviser is an entity which has contracted directly with the Company to render such services.

                  1.14. Director. "Director" shall mean a member of the Board.

                  1.15. Disability. "Disability" shall mean the absence of an Independent Director from the Independent Director's duties to the Company on a full-time basis for a total of six months during any twelve month period as a result of incapacity to perform the regular duties of an Independent Director due to a single or related mental or physical illness which is determined to be reasonably likely to extend beyond the completion of the Independent Director's elected term on the Board by a physician selected by the Company and acceptable to the Optionee (such agreement as to acceptability not to be withheld unreasonably).

                  1.16. DRO. "DRO" shall mean a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or any foreign law determined by the Administrator to be equivalent, or the rules thereunder.

                  1.17. Employee. "Employee" shall mean any officer or other employee of the Company, or of any corporation which is a Subsidiary.

                  1.18. Exchange Act. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                  1.19. Fair Market Value. "Fair Market Value" of a share of Common Stock as of a given date shall be (a) the closing price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, if any (or as reported on any composite index which includes such principal exchange), on the trading day previous to such date, or if shares were not traded on the trading day previous to such date, then on the next preceding date on which a trade occurred, as reported in the Wall Street Journal or (b) if Common Stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, the closing price of the Common Stock on the trading day previous to such date or if shares were not traded on the trading day previous to such date, then on the next preceding date on which a trade occurred, as reported by NASDAQ or such successor quotation system as reported in the Wall Street Journal; or (c) if Common Stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the Fair Market Value of a share of Common Stock as established by the Administrator acting in good faith.

                  1.20. Holder. "Holder" shall mean a person who has been granted or awarded an Award.

                  1.21 Incentive Stock Option. "Incentive Stock Option" shall mean an option which conforms to the applicable provisions of Section 422 of the Code and which is designated as an Incentive Stock Option by the Administrator.

                  1.22 Independent Director. "Independent Director" shall mean a director that is a "non-employee director" under Rule 16(b)(3) of the Exchange Act. and an "outside director" under Section 162m of the Code.

                  1.23 Non-Qualified Stock Option. "Non-Qualified Stock Option" shall mean an Option which is not designated as an Incentive Stock Option by the Administrator.

                  1.24. Option. "Option" shall mean a stock option granted under Article IV of the Plan. An Option granted under the Plan shall, as determined by the Administrator, be either a

Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Independent Directors and Consultants shall be Non-Qualified Stock Options.

                  1.25. Performance Criteria. "Performance Criteria" shall mean any objective business criterion with respect to the Company, any Subsidiary or any division or operating unit as determined by the Committee. Such Performance Criteria may include (a) net income, (b) pre-tax income, (c) operating income,
(d) cash flow, (e) earnings per share, (f) return on equity, (g) return on invested capital or assets, (h) cost reductions or savings, (i) funds from operations, (j) appreciation in the fair market value of Common Stock, (k) earnings before any one or more of the following items: interest, taxes, depreciation or amortization, (l) profit margin, (m) revenue, (n) revenue growth and (o) comparison of any expense item (e.g. SG&A) to a specific target.

                  1.26. Plan. "Plan" shall mean The 1999 Equity Participation Plan of Golden Telecom, Inc.

                  1.27. Restricted Stock. "Restricted Stock" shall mean Common Stock awarded under Article VII of the Plan.

                  1.28. Retirement Date. "Retirement Date" with respect to an Independent Director shall mean the later of (a) the date such Independent Director reaches the age of 55 or (b) the date which is five years from such Independent Director's initial election to the Board.

                  1.29. Rule 16b-3. "Rule 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

                  1.30. Section 162(m) Participant. "Section 162(m) Participant" shall mean any key Employee designated by the Administrator as a key Employee whose compensation for the fiscal year in which the key Employee is so designated or a future fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code.

                  1.31. Securities Act. "Securities Act" shall mean the Securities Act of 1933, as amended.

                  1.32. Subsidiary. "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                  1.33. Substitute Award. "Substitute Award" shall mean an Option granted under this Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock; provided, however, that in no event shall the term "Substitute Award" be construed to refer to an award made in connection with the cancellation and repricing of an Option.

                  1.34. Termination of Consultancy. "Termination of Consultancy" shall mean the time when the engagement of a Holder as a Consultant to the Company or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, by resignation, discharge, death or retirement; but excluding terminations where there is a simultaneous commencement of employment with the Company or any Subsidiary. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Consultancy, including, but not by way of limitation, the question of whether a Termination of Consultancy resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Consultancy. Notwithstanding any other provision of the Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate a Consultant's service at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

                  1.35. Termination of Directorship. "Termination of Directorship" shall mean the time when a Holder who is an Independent Director ceases to be a Director for any reason, including, but not by way of limitation, a termination by resignation, failure to be elected, death or retirement. The Board, in its sole and absolute discretion, shall determine the effect of all matters and questions relating to Termination of Directorship with respect to Independent Directors, including whether a Termination of Directorship shall be deemed to have occurred with respect to an emeritus Director.

                  1.36. Termination of Employment. "Termination of Employment" shall mean the time when the employee-employer relationship between a Holder and the Company or any Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding (a) terminations where there is a simultaneous reemployment or continuing employment of a Holder by the Company or any Subsidiary, (b) at the discretion of the Administrator, terminations which result in a temporary severance of the employee-employer relationship, and (c) at the discretion of the Administrator, terminations which are followed by the simultaneous establishment of a consulting relationship by the Company or a Subsidiary with the former employee. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Employment; provided, however, that, with respect to Incentive Stock Options, unless otherwise determined by the Administrator in its discretion, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section.


                                  ARTICLE II.

                             SHARES SUBJECT TO PLAN


                  2.1. Shares Subject to Plan.

                  (a) The shares of stock subject to Awards shall be Common Stock, initially shares of the Company's Common Stock, par value $.01 per share. The aggregate number of such shares which may be issued upon exercise of such Options or rights or upon any such

Awards under the Plan shall not exceed 4,023,551, of which no more than 402,355 shares shall be issued with respect to Incentive Stock Options. The shares of Common Stock issuable upon exercise of such Options or rights or upon any such Awards may be either previously authorized but unissued shares or treasury shares.

                  (b) The maximum number of shares which may be subject to Awards, granted under the Plan to any individual in any calendar year shall not exceed the Award Limit. To the extent required by Section 162(m) of the Code, shares subject to Options, which are canceled, continue to be counted against the Award Limit.

                  2.2. Add-back of Options and Other Rights. If any Option, or other right to acquire shares of Common Stock under any other Award under the Plan, expires or is canceled without having been fully exercised, or is exercised in whole or in part for cash (including pursuant to a broker assisted cashless exercise) as permitted by the Plan, the number of shares subject to such Option or other right but as to which such Option or other right was not exercised prior to its expiration, cancellation or exercise may again be optioned, granted or awarded hereunder, subject to the limitations of Section
2.1. Furthermore, any shares subject to Awards which are adjusted pursuant to
Section 9.3 and become exercisable with respect to shares of stock of another corporation shall be considered canceled and may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Shares of Common Stock which are delivered by the Holder or withheld by the Company upon the exercise of any Award under the Plan, in payment of the exercise price thereof or tax withholding thereon, may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. If any shares of Restricted Stock are surrendered by the Holder or repurchased by the Company pursuant to Section 7.4 or 7.5 hereof, such shares may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Notwithstanding the provisions of this Section 2.2, no shares of Common Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under
Section 422 of the Code.


                                  ARTICLE III.

                               GRANTING OF AWARDS


                  3.1. Award Agreement. Each Award shall be evidenced by an Award Agreement. Award Agreements evidencing Awards intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

                  3.2. Provisions Applicable to Section 162(m) Participants.

                  (a) The Committee, in its discretion, may determine whether an Award is to qualify as performance-based compensation as described in
Section 162(m)(4)(C) of the Code.

                  (b) Notwithstanding anything in the Plan to the contrary, the Committee may grant any Award to a Section 162(m) Participant, including Restricted Stock the restrictions with respect to which lapse upon the attainment of performance goals which are related to one or more of the Performance Criteria and any performance or incentive award described in
Article VIII that vests or becomes exercisable or payable upon the attainment of performance goals which are related to one or more of the Performance Criteria.

                  (c) To the extent necessary to comply with any applicable performance-based compensation requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted under Articles VII and VIII which may be granted to one or more Section 162(m) Participants, no later than ninety
(90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (i) designate one or more Section 162(m) Participants, (ii) select the Performance Criteria applicable to the fiscal year or other designated fiscal period or period of service, (iii) establish the various performance targets, in terms of an objective formula or standard, and amounts of such Awards, as applicable, which may be earned for such fiscal year or other designated fiscal period or period of service and (iv) specify the relationship between Performance Criteria and the performance targets and the amounts of such Awards, as applicable, to be earned by each Section 162(m) Participant for such fiscal year or other designated fiscal period or period of service. Following the completion of each fiscal year or other designated fiscal period or period of service, the Committee shall certify in writing whether the applicable performance targets have been achieved for such fiscal year or other designated fiscal period or period of service. In determining the amount earned by a Section 162(m) Participant, the Committee shall have the right to reduce (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the fiscal year or other designated fiscal period or period of service.

                  (d) Furthermore, notwithstanding any other provision of the Plan, any Award which is granted to a Section 162(m) Participant and is intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

                  3.3. Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

                  3.4. At-Will Employment. Nothing in the Plan or in any Award Agreement hereunder shall confer upon any Holder any right to continue in the employ of, or as a Consultant for, the Company or any Subsidiary, or as a Director of the Company, or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Holder at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written agreement between the Holder and the Company and any Subsidiary.

                  3.5. Trust. Notwithstanding any other provision of the Plan to the contrary, the Administrator may, in its sole discretion for the purposes of satisfying applicable foreign law, cause any Award hereunder which would otherwise be made to a Holder to be made instead to a trust for the benefit of the Holder containing such terms and conditions as the Administrator, in its sole discretion, deems to be appropriate. All provisions of the Plan and any Award Agreement shall apply equivalently to any Award made to such trust, except as the Administrator determines is otherwise contemplated by the trust arrangement.



                                  ARTICLE IV.

                       GRANTING OF OPTIONS TO EMPLOYEES,
                     CONSULTANTS AND INDEPENDENT DIRECTORS

                  4.1. Eligibility. Any Employee or Consultant selected by the Committee pursuant to Section 4.4(a)(i) shall be eligible to be granted an Option. Each Independent Director of the Company shall be eligible to be granted Options at the times and in the manner set forth in Section 4.5.

                  4.2. Disqualification for Stock Ownership. No person may be granted an Incentive Stock Option under the Plan if such person, at the time the Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any then existing Subsidiary or parent corporation (within the meaning of Section 422 of the Code) unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.

                  4.3. Qualification of Incentive Stock Options. No Incentive Stock Option shall be granted to any person who is not an Employee.

                  4.4. Granting of Options to Employees and Consultants.

                  (a) The Committee shall from time to time, in its absolute discretion, and subject to applicable limitations of the Plan:

                           (i) Determine which Employees are key Employees and
select from among the key Employees or Consultants (including Employees or Consultants who have previously received Awards under the Plan) such of them as in its opinion should be granted Options;

                           (ii) Subject to the Award Limit, determine the
number of shares to be subject to such Options granted to the selected key Employees or Consultants;

                           (iii) Subject to Section 4.3, determine whether such
Options are to be Incentive Stock Options or Non-Qualified Stock Options and whether such Options are to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code; and

                           (iv) Determine the terms and conditions of such
Options, consistent with the Plan; provided, however, that the terms and conditions of Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall include, but not be limited to, such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.

                  (b) Upon the selection of a key Employee or Consultant to be granted an Option, the Committee shall instruct the appropriate officers of the Company to issue the Option and may impose such conditions on the grant of the Option, as it deems appropriate.

                  (c) Any Incentive Stock Option granted under the Plan may be modified by the Committee, with the consent of the Holder, to disqualify such Option from treatment as an "incentive stock option" under Section 422 of the Code.

                  4.5. Granting of Options to Independent Directors.

                  During the term of the Plan, each person who is an Independent Director automatically shall be granted (a) an Option to purchase 10,000 shares of Common Stock (subject to adjustment as provided in Section 9.3) on the date of such Independent Director's initial election and (b) an Option to purchase 2,500 shares of Common Stock (subject to adjustment as provided in Section 9.3) on a date which occurs during the first quarter of each calendar year after such initial election which date shall be (i) selected by the Administrator prior to the commencement of each applicable calendar quarter or, if no such date is selected, (ii) the last day of the applicable calendar quarter. Members of the Board who are employees of the Company who subsequently retire from the Company and remain on the Board will not receive an initial Option grant pursuant to clause (a) of the preceding sentence, but to the extent that they are otherwise eligible, will receive, after retirement from employment with the Company, Options as described in clause (b) of the preceding sentence. All the foregoing Option grants authorized by this Section
4.5 are subject to stockholder approval of the Plan.


                                   ARTICLE V.

                                TERMS OF OPTIONS

                  5.1. Option Price. The price per share of the shares subject to each Option granted to Employees and Consultants shall be set by the Committee; provided, however, that such price shall be no less than the par value of a share of Common Stock, unless otherwise permitted by applicable state law, and:

                  (a) in the case of Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code, such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted;

                  (b) in the case of Incentive Stock Options such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code);

                  (c) in the case of Incentive Stock Options granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code), such price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code).

                  5.2. Option Term. The term of an Option granted to an Employee or consultant shall be set by the Committee in its discretion; provided, however, that, in the case of Incentive Stock Options, the term shall not be more than ten years from the date the Incentive Stock Option is granted, or five years from the date the Incentive Stock Option is granted if the Incentive Stock Option is granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code). Except as limited by requirements of Section 422 of the Code and regulations and rulings thereunder applicable to Incentive Stock Options, the Committee may extend the term of any outstanding Option in connection with any Termination of Employment or Termination of Consultancy of the Holder, or amend any other term or condition of such Option relating to such a termination. No Option shall be exercisable after the expiration of its term.

                  5.3. Option Vesting

                  (a) The period during which the right to exercise, in whole or in part, an Option granted to an Employee or a Consultant vests in the Holder shall be set by the Committee and the Committee may determine that an Option may not be exercised in whole or in part for a specified period after it is granted; provided, however, that, unless the Committee otherwise provides in the terms of the Award Agreement or otherwise, no Option shall be exercisable by any Holder who is then subject to Section 16 of the Exchange Act within the period ending six months and one day after the date the Option is granted. Unless the Committee specifically determines otherwise in the Option Agreement, one-third of each Option shall vest and become exercisable on the first anniversary of the date of the option grant, and 1/36 of each Option shall vest and become exercisable on each monthly anniversary of the date of grant thereafter, subject to the Holder's continuous employment or service. At any time after the grant of an Option, the Committee may, in its sole and absolute discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option granted to an Employee or Consultant vests.

                  (b) No portion of an Option granted to an Employee or Consultant which is unexercisable at Termination of Employment or Termination of Consultancy, as applicable, shall thereafter become exercisable, except as may be otherwise provided by the Committee either in the Award Agreement or by action of the Committee following the grant of the Option.

                  (c) To the extent that the aggregate Fair Market Value of stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by a Holder during any calendar year (under the Plan and all other incentive stock option plans of the Company and any parent or subsidiary corporation, within the meaning of Section 422 of the Code) of the Company, exceeds $100,000, such Options shall be treated as Non-Qualified Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted. For purposes of this Section 5.3(c), the Fair Market Value of stock shall be determined as of the time the Option with respect to such stock is granted.

                  5.4. Terms of Options Granted to Independent Directors. The price per share of the shares subject to each Option granted to an Independent Director shall equal 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted. Options granted to Independent Directors shall become exercisable on the first anniversary of the date of Option grant and, subject to Section 6.6, the term of each Option granted to an Independent Director shall be ten years from the date the Option is granted, except that any Option granted to an Independent Director shall become immediately exercisable in full upon the Retirement Date, Disability, or death of the Independent Director or upon a Change in Control. No portion of an Option, which is unexercisable at Termination of Directorship, shall thereafter become exercisable.

                  5.5. Substitute Awards. Notwithstanding the foregoing provisions of this Article V to the contrary, in the case of an Option that is a Substitute Award, the price per share of the shares subject to such Option may be less than the Fair Market Value per share on the date of grant, provided, that the excess of:

                  (a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award; over

                  (b) the aggregate exercise price thereof; does not exceed the excess of;

                  (c) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Committee) of the shares of the predecessor entity that were subject to the grant assumed or substituted for by the Company; over

                  (d) the aggregate exercise price of such shares.

                                   ARTICLE VI

                              EXERCISE OF OPTIONS


                  6.1. Partial Exercise. An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and each partial exercise must be with respect to a minimum number of 10 shares.

                  6.2. Manner of Exercise. All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company (or his designee) or his office:

                  (a) A written notice complying with the applicable rules established by the Administrator stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Holder or other person then entitled to exercise the Option or such portion of the Option;

                  (b) Such representations and documents as the Administrator, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Administrator may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

                  (c) In the event that the Option shall be exercised pursuant to Section 9.1 by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Option; and

                  (d) Full payment to the Company for the shares with respect to which the Option, or portion thereof, is exercised:

                           (i) in cash or cash equivalents;

                           (ii) through the delivery of shares of Common Stock
which have been owned by the Holder for at least six months, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof;

                           (iii) by delivering a written direction to the
Company that the Option be exercised pursuant to a "cashless" exercise/sale procedure through a licensed broker acceptable to the Company whereby the stock certificate or certificates for the shares for which the Option is exercised will be delivered to such broker as the agent for the person exercising the Option and the broker will deliver to the Company cash (or cash equivalents acceptable to the Company) equal to the option price for the Shares purchased pursuant to the exercise of the Option, plus the amount (if any) of Federal and other taxes that the Company may, in its judgment, be required to withhold with respect to the exercise of the Option; or

                           (iv) by a combination of the methods described in
(i), (ii) and (iii).

                  6.3. Conditions to Issuance of Stock Certificates. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

                  (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

                  (b) The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Administrator shall, in its absolute discretion, deem necessary or advisable;

                  (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable;

                  (d) The lapse of such reasonable period of time following the exercise of the Option as the Administrator may establish from time to time for reasons of administrative convenience; and

                  (e) The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax.

                  6.4. Rights as Stockholders. Holders shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such Holders.

                  6.5. Ownership and Transfer Restrictions. The Administrator, in its absolute discretion, may impose such restrictions on the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Award Agreement and may be referred to on the certificates evidencing such shares. The Holder shall give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option within
(a) two years from the date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) such Option to such Holder or (b) one year after the transfer of such shares to such Holder.

                  6.6. Limitations on Exercise of Options Granted to Independent Directors. No Option granted to an Independent Director may be exercised to any extent by anyone after the first to occur of the following events:

                  (a) The expiration of twelve months from the date of the Holder's death;

                  (b) The expiration of twelve months from the date of the Holder's Termination of Directorship by reason of Holder's permanent and total Disability; (within the meaning of Section 22(e)(3) of the Code);

                  (c) The expiration of three months from the date of the Holder's Termination of Directorship for any reason other than such Holder's death or his permanent and total Disability, unless the Holder dies within said three-month period; or

                  (d) The expiration of ten years from the date the Option was granted; or

                  (e) The effective date of a Change in Control, unless the Board provides otherwise pursuant to Section 9.3(b).

                  6.7. Additional Limitations on Exercise of Options. Holders may be required to comply with any timing or other restrictions with respect to the settlement or exercise of an Option, including a window-period limitation, as may be imposed in the discretion of the Administrator.


                                  ARTICLE VII

                           AWARD OF RESTRICTED STOCK

                  7.1. Eligibility. Subject to the Award Limit, Restricted Stock may be awarded to any Employee who the Committee determines is a key Employee or any Director or Consultant who the Committee determines should receive such an Award.

                  7.2. Award of Restricted Stock.

                  (a) The Committee may from time to time, in its absolute discretion:

                      (i) Determine which Employees are key Employees and select from among the key Employees, Directors, or Consultants (including Employees, Directors, or Consultants who have previously received other awards under the
Plan) such of them as in its opinion should be awarded Restricted Stock; and

                      (ii) Determine the purchase price, if any, and other terms and conditions applicable to such Restricted Stock, consistent with the Plan.

                  (b) The Committee shall establish the purchase price, if any, and form of payment for Restricted Stock; provided, however, that such purchase price shall be no less than the par value of the Common Stock to be purchased, unless otherwise permitted by applicable state law. In all cases, legal consideration shall be required for each issuance of Restricted Stock.

                  (c) Upon the selection of a key Employee, Director or Consultant to be awarded Restricted Stock, the Committee shall instruct the Secretary of the Company to issue such Restricted Stock and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

                  7.3. Rights as Stockholders. Subject to Section 7.4, upon delivery of the shares of Restricted Stock to the escrow holder pursuant to
Section 7.6, the Holder shall have, unless otherwise provided by the Committee, all the rights of a stockholder with respect to said shares, subject to the restrictions in his Award Agreement, including the right to receive all dividends and other distributions paid or made with respect to the shares; provided, however, that in the discretion of the Committee, any extraordinary distributions with respect to the Common Stock shall be subject to the restrictions set forth in Section 7.4.

                  7.4. Restriction. All shares of Restricted Stock issued under the Plan (including any shares received by holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Award Agreement, be subject to such restrictions as the Committee shall provide, which restrictions may include, without limitation, restrictions concerning voting rights and transferability and restrictions based on duration of employment with the Company, Company performance and individual performance; provided, however, that, unless the Committee otherwise provides in the terms of the Award Agreement or otherwise, no share of Restricted Stock granted to a person subject to Section 16 of the Exchange Act shall be sold, assigned or otherwise transferred until at least six months and one day have elapsed from the date on which the Restricted Stock was issued, and provided, further, that, except with respect to shares of Restricted Stock granted to Section 162(m) Participants, by action taken after the Restricted Stock is issued, the Committee may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the Award Agreement. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire. If no consideration was paid by the Holder upon issuance, a Holder's rights in unvested Restricted Stock shall lapse, and such Restricted Stock shall be surrendered to the Company without consideration, upon Termination of Employment or, if applicable, upon Termination of Consultancy with the Company; provided, however, that the Committee in its sole and absolute discretion may provide that such rights shall not lapse in the event of a Termination of Employment following a "change of ownership or control" (within the meaning of Treasury Regulation Section 1.162-27(e)(2)(v) or any successor regulation thereto) of the Company or because of the Holder's death or disability; provided, further, except with respect to shares of Restricted Stock granted to Section 162(m) Participants, the Committee in its sole and absolute discretion may provide that no such lapse or surrender shall occur in the event of a Termination of Employment, or a Termination of Consultancy, without cause or following any Change in Control of the Company or because of the Holder's retirement, or otherwise.

                  7.5. Repurchase of Restricted Stock. The Committee shall provide in the terms of each individual Award Agreement that the Company shall have the right to repurchase from the Holder the Restricted Stock then subject to restrictions under the Award Agreement immediately upon a Termination of Employment or, if applicable, upon a Termination of Consultancy between the Holder and the Company, at a cash price per share equal to the price paid by the Holder for such Restricted Stock; provided, however, that the Committee in its sole and absolute discretion may provide that no such right of repurchase shall exist in the event of a Termination of Employment following a "change of ownership or control" (within the meaning of Treasury Regulation Section 1.162-27(e)(2)(v) or any successor regulation thereto) of the Company or because of the Holder's death or disability; provided, further, that, except with respect to shares of Restricted Stock granted to Section 162(m) Participants, the Committee in its sole and absolute discretion may provide that no such right of repurchase shall exist in the event of a Termination of Employment or a Termination of Consultancy without cause or following any Change in Control of the Company or because of the Holder's retirement, or otherwise.

                  7.6. Escrow. The Secretary of the Company or such other escrow holder as the Committee may appoint shall retain physical custody of each certificate representing Restricted Stock (but not any cash dividends or other distributions paid thereon which dividends or distributions shall be paid by the escrow holder, as soon as practicable, to the Holder of the applicable Restricted Stock) until all of the restrictions imposed under the Award Agreement with respect to the shares evidenced by such certificate expire or shall have been removed.

                  7.7. Legend. In order to enforce the restrictions imposed upon shares of Restricted Stock hereunder, the Committee shall cause a legend or legends to be placed on certificates representing all shares of Restricted Stock that are still subject to restrictions under Award Agreements, which legend or legends shall make appropriate reference to the conditions imposed thereby.

                  7.8. Section 83(b) Election. If a Holder makes an election under Section 83(b) of the Code, or any successor section thereto, to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which the Holder would otherwise be taxable under Section 83(a) of the Code, the Holder shall deliver a copy of such election to the Company immediately after filing such election with the Internal Revenue Service.



                                 ARTICLE VIII.

                                 ADMINISTRATION

                  8.1. Compensation Committee. The Compensation Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under the Plan) shall consist solely of two or more Independent Directors appointed by and holding office at the pleasure of the Board, each of whom is both a "non-employee director" as defined by Rule 16b-3 and an "outside director" for purposes of Section 162(m) of the Code. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. From time to time, the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, and fill vacancies, however caused.

                  8.2. Duties and Powers of Committee. It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and the Award Agreements, and to adopt such rules for the administration, interpretation, and application of the Plan as are consistent therewith, to interpret, amend or revoke any such rules and to amend any Award Agreement provided that the rights or obligations of the Holder of the Award that is the subject of any such Award Agreement are not affected adversely. Any such grant or award under the Plan need not be the same with respect to each Holder. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee. Notwithstanding the foregoing, the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Options granted to Independent Directors.

                  8.3. Majority Rule; Unanimous Written Consent. The Committee shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

                  8.4. Compensation; Professional Assistance; Good Faith Actions. Members of the Committee shall receive such compensation for their services, if any, as members as may be determined by the Board. All expenses and liabilities which members of the Committee incur in connection with the administration of the Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers, or other persons. The Committee, the Company and the Company's officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee or the Board in good faith shall be final and binding upon all Holders, the Company and all other interested persons. No members of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or Awards, and all members of the Committee and the Board shall be fully protected by the Company in respect of any such action, determination or interpretation. All decisions, determinations and interpretations of the Committee shall be final and binding on all potential or actual Holders, any other holder of an Option or other equity security of the Company and all other persons. In any controversy regarding the administration of the Plan, any arbitrator or court reviewing any decision, determination or interpretation by the Committee shall not set aside or modify such decision, determination or interpretation unless it is arbitrary, capricious or clearly contrary to the terms of the Plan.

                  8.5. Delegation of Authority to Grant Awards. The Committee may, but need not, delegate from time to time some or all of its authority to grant Awards under the Plan to a committee consisting of one or more members of the Committee or of one or more officers of the Company; provided, however, that the Committee may not delegate its authority to grant Awards to individuals (i) who are subject on the date of the grant to the reporting rules under Section 16(a) of the Exchange Act, (ii) who are Section 162(m) Participants or (iii) who are officers of the Company who are delegated authority by the Committee hereunder. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation of authority and may be rescinded at any time by the Committee. At all times, any committee appointed under this Section 8.5 shall serve in such capacity at the pleasure of the Committee.


                                  ARTICLE XI.

                            MISCELLANEOUS PROVISIONS

                  9.1. Not Transferable. No Award under the Plan may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a DRO, unless and until such Award has been exercised, or the shares underlying such Award have been issued, and all restrictions applicable to such shares have lapsed. No Award or interest or right therein shall be liable for the debts, contracts or engagements of the Holder or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

                  During the lifetime of the Holder, only he may exercise an Option or other Award (or any portion thereof) granted to him under the Plan, unless it has been disposed of with the consent of the Administrator pursuant to a DRO. After the death of the Holder, any exercisable portion of an Option or other Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Award Agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Holder's will or under the then applicable laws of descent and distribution.

                  9.2 Amendment, Suspension or Termination of the Plan. Except as otherwise provided in this Section 9.2, the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Administrator. However, without approval of the Company's stockholders given within twelve months before or after the action by the Administrator, no action of the Administrator may, except as provided in
Section 9.3, increase the limits imposed in Section 2.1 on the maximum number of shares which may be issued under the Plan. No amendment, suspension or termination of the Plan shall, without the consent of the Holder, alter or impair any rights or obligations under any Award theretofore granted or awarded, unless the Award itself otherwise expressly so provides. No Awards may be granted or awarded during any period of suspension or after termination of the Plan, and in no event may any Incentive Stock Option be granted under the Plan after the first to occur of the following events:

                  (a) The expiration of ten years from the date the Plan is adopted by the Board; or

                  (b) The expiration of ten years from the date the Plan is approved by the Company's stockholders under Section 9.4.

                  9.3. Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events.

                  (a) Subject to Section 9.3 (d), in the event that the Administrator determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Administrator's sole discretion, affects the Common Stock such that an adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Award, then the Administrator shall, in such manner as it may deem equitable, adjust any or all of

                           (i) the number and kind of shares of Common Stock
(or other securities or property) with respect to which Awards may be granted or awarded (including, but not limited to, adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued and adjustments of the Award Limit),

                           (ii) the number and kind of shares of Common Stock
(or other securities or property) subject to outstanding Awards, and

                           (iii) the grant or exercise price with respect to
any Award.

                  (b) Subject to Sections 9.3(b)(vii) and 9.3(d), in the event of any transaction or event described in Section 9.3(a) or any unusual or nonrecurring transactions or events affecting the Company, any Affiliate of the Company, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, the Administrator, in its sole and absolute discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Holder's request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

                           (i) To provide for either the purchase of any such
Award for an amount of cash equal to the amount that could have been attained upon the exercise of such Award or realization of the Holder's rights had such Award been currently exercisable or payable or fully vested or the replacement of such Award with other rights or property selected by the Administrator in its sole discretion;

                           (ii) To provide that the Award cannot vest, be
exercised or become payable after such event;

                           (iii) To provide that such Award shall be
exercisable as to all shares covered thereby, notwithstanding anything to the contrary in Section 5.3 or 5.4 or the provisions of such Award;

                           (iv) To provide that such Award be assumed by the
successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; and

                           (v) To make adjustments in the number and type of
shares of Common Stock (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Restricted Stock or Deferred Stock and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding options, rights and awards and options, rights and awards which may be granted in the future.

                  (vi) To provide that, for a specified period of time prior to such event, the restrictions imposed under an Award Agreement upon some or all shares of Restricted Stock or Deferred Stock may be terminated, and, in the case of Restricted Stock, some or all shares of such Restricted Stock may cease to be subject to repurchase under Section 7.5 or forfeiture under Section 7.4 after such event.

                  (vii) Notwithstanding any other provision of the Plan, in the event of a Change in Control, the Administrator will provide that the Plan and all Options outstanding hereunder shall terminate, except to the extent provision is made in writing in connection with such transaction or in an Award Agreement for the Administrator to take one or more of the optional actions described in this Section 9.3(b), and, provided that, in the event of a Change in Control, Section 5.4 of this Plan will govern with respect to Options granted to Independent Directors.

                  (c) Subject to Sections 9.3(d), 3.2 and 3.3, the Administrator may, in its discretion, include such further provisions and limitations in any Award, agreement or certificate, as it may deem equitable and in the best interests of the Company.

                  (d) With respect to Awards which are granted to Section 162(m) Participants and are intended to qualify as performance-based compensation under Section 162(m)(4)(C), no adjustment or action described in this Section 9.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause such Award to fail to so qualify under Section 162(m)(4)(C), or any successor provisions thereto. No adjustment or action described in this Section 9.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Administrator determines that the Award is not to comply with such exemptive conditions. The number of shares of Common Stock subject to any Award shall always be rounded to the next whole number.

                  (e) Notwithstanding the foregoing, in the event that the Company becomes a party to a transaction that is intended to qualify for "pooling of interests" accounting treatment and, but for one or more of the provisions of this Plan or any Award Agreement would so qualify, then this Plan and any Award Agreement shall be interpreted so as to preserve such accounting treatment, and to the extent that any provision of the Plan or any Award Agreement would disqualify the transaction from pooling of interests accounting treatment (including, if applicable, an entire Award Agreement), then such provision shall be null and void. All determinations to be made in connection with the preceding sentence shall be made by the independent accounting firm whose opinion with respect to "pooling of interests" treatment is required as a condition to the Company's consummation of such transaction.

                  (f) The existence of the Plan, the Award Agreement and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

                  9.4. Approval of Plan by Stockholders. The Plan will be submitted for the approval of the Company's stockholders within twelve months after the date of the Board's initial adoption of the Plan. Awards may be granted or awarded prior to such stockholder approval, provided that such Awards shall not be exercisable nor shall such Awards vest prior to the time when the Plan is approved by the stockholders, and provided further that if such approval has not been obtained at the end of said twelve-month period, all Awards previously granted or awarded under the Plan shall thereupon be canceled and become null and void. In addition, if the Board determines that Awards other than Options which may be granted to Section 162(m) Participants should continue to be eligible to qualify as performance-based compensation under
Section 162(m)(4)(C) of the Code, the Performance Criteria must be disclosed to and approved by the Company's stockholders no later than the first stockholder meeting that occurs in the fifth year following the year in which the Company's stockholders previously approved the Performance Criteria.

                  9.5. Tax Withholding. No later than the date as of which an amount first becomes includable in the gross income of the Holder for applicable income tax purposes with respect to any Award under the Plan, the Participant shall pay to the Company or make arrangements satisfactory to the Committee regarding the payment of any federal, state or local (or applicable foreign) taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Committee, the minimum required withholding obligations may be settled with Common Stock (held with no restrictions), including Common Stock that is part of the Award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional upon such payment or arrangements and the Company shall to the extent permitted by law have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

                  9.6. Forfeiture Provisions. Pursuant to its general authority to determine the terms and conditions applicable to Awards under the Plan, the Administrator shall have the right to provide, in the terms of Awards made under the Plan, or to require a Holder to agree by separate written instrument, that (a) (i) any proceeds, gains or other economic benefit actually or constructively received by the Holder upon any receipt or exercise of the Award, or upon the receipt or resale of any Common Stock underlying the Award, must be paid to the Company, and (ii) the Award shall terminate and any unexercised portion of the Award (whether or not vested) shall be forfeited, if
(b)(i) a Termination of Employment, Termination of Consultancy or Termination of Directorship occurs prior to a specified date, or within a specified time period following receipt or exercise of the Award, or (ii) the Holder at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Administrator or (iii) the Holder incurs a Termination of Employment, Termination of Consultancy or Termination of Directorship for cause.

                  9.7. Effect of Plan Upon Options and Compensation Plans. The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in the Plan shall be construed to limit the right of the Company (a) to establish any other forms of incentives or compensation for Employees, Directors or Consultants of the Company or any Subsidiary or (b) to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

                  9.8. Compliance with Laws. The Plan, the granting and vesting of Awards under the Plan and the issuance and delivery of shares of Common Stock and the payment of money under the Plan or under Awards granted or awarded hereunder are subject to compliance with all applicable federal, state, and applicable foreign laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

                  9.9. Parachute Payments. If the gross amount of any payment or benefit under the Plan, either separately or in combination with any other payment or benefit payable by the Company or pursuant to a plan of the Company would constitute a parachute payment within the meaning of Code Section 280G, then the total payments and benefits accrued and payable under this Plan shall not exceed the amount necessary to maximize the amount received by the Holder after payment of all employment, income and excise taxes imposed on the Holder with respect to such payments and benefits. The Holder may elect, by written notice to the Committee, which items of compensation, if any, shall be reduced so as to meet the requirements of the preceding sentence. If there is a dispute between the Company and the Holder regarding (i) the extent, if any, to which any payments or benefits to the Holder are parachute payments or excess parachute payments, under Code Section 280G, (ii) the base amount of such Holder's compensation, under Code Section 280G, or (iii) the status of such Holder as a disqualified individual, under Code Section 280G, such dispute shall be resolved as provided in Section 9.13 below. Within 30 days of the Holder's receiving notice of (a) a change in control of the Company within the meaning of Section 280G or (b) the Holder's termination of service following a Change in Control with the Company or the Company's receiving notice of such termination, either the Holder or the Company may request, in accordance with
Section 9.13 below, (a) a determination of the amount of any parachute payment, excess parachute payment, or base amount of compensation, or (b) a determination of the reduction necessary to maximize the amount receivable by the Holder as described above. The Holder shall pay any fees, costs or expenses incurred by the Holder in connection with such determinations.

                  9.10. Time of Granting Options. Unless otherwise specified by the Committee or as may be required by applicable law, regulation or rule (including rules of stock exchanges or other self-regulatory organizations), the date of grant of an Option under the Plan shall be the date on which the Committee makes the determination to grant such Option or, if later, the date on which are satisfied any conditions precedent to such grant. As soon as feasible after the Committee makes its determination regarding the grant of an Option, the Committee shall notify the person or class of persons who are the recipients of the grant.

                  9.11. Reservation of Shares. During the term of this Plan, the Company will at all times reserve and keep available the number of shares as shall be sufficient to satisfy the requirements of the Plan. Inability of the Company to obtain from any regulatory body having jurisdiction and authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect to the nonissuance or sale of such shares as to which such requisite authority shall not have been obtained.

                  9.12. Information to Holder. During the term of any Option granted under the Plan, the Company shall provide or otherwise make available to each Holder a copy of its annual report to shareholders and financial information which is provided to its shareholders in accordance with the provisions of the Company's bylaws and applicable law.

                  9.13. Mandatory Arbitration. Any dispute arising out of or relating to this Plan or any Option Agreement shall be resolved solely by arbitration before one arbitrator in accordance with the Employee Benefit Plan Claim Rules of the American Arbitration Association. The location of the arbitration proceeding shall be in McLean, Virginia. Judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction. Each party to any dispute regarding the Plan or an Option Agreement shall pay the costs and fees (including attorneys' fees) of presenting his, her or its case in arbitration. All other costs of arbitration, including the costs of any transcript of the proceedings, administrative fees and the arbitrator's fees, shall be borne equally by the parties. All statutes of limitation, which would otherwise be applicable, shall apply to any arbitration proceeding. The provisions of this Section 9.13 are exclusive for all purposes and applicable to any and all disputes arising out of or relating to the Plan or any Option Agreement. The arbitrator who hears and decides any dispute shall have jurisdiction and authority to award only compensatory damages to make whole a person or entity sustaining foreseeable economic loss, and shall not have jurisdiction or authority to make any other award of any type, including, without limitation, punitive damages, unforeseeable economic damages, adverse tax consequences, damages for pain, suffering or emotional distress, or any other kind or form of damages. The remedy, if any, awarded by the arbitrator shall be the sole and exclusive remedy for any dispute which is subject to arbitration under this Plan.

                  9.14. Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

                  9.15. Governing Law. The Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof.

                                    * * * *

                  I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of Golden Telecom, Inc. on September 30, 1999.


                  Executed on this thirtieth day of September, 1999.


                                     ------------------------------------------
                                       Name:  Jeff Riddell       Secretary

                                       Title: Secretary

                                 COMMON STOCK
                             GOLDEN TELECOM, INC.
             Representative Offices of Golden TeleServices, Inc.,
             12, Krasnokazarmennaya Street, Moscow, Russia 111250


          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


         The undersigned hereby nominates and appoints David Wisher and Jeff Riddell as proxies with full power of substitution to each, and hereby authorizes them to represent and to vote, as designated hereon, all shares of Common Stock of GOLDEN TELECOM INC. (the "Company") which the undersigned is entitled to vote on all matters that come before the Annual Meeting of Stockholders to be held on May 17, 2000, and any adjournments thereof.

                (Continued and to be signed on the reverse side)



--------------------------------------------------------------------------------
                            * FOLD AND DETACH HERE *



[x]               PLEASE MARK YOUR
                  VOTES AS IN THIS
                  EXAMPLE


         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR (I) THE ELECTION OF THE NOMINATED DIRECTORS, (II) APPROVAL OF AN AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION FOR AN INCREASE IN THE AUTHORIZED COMMON STOCK AND FOR THE AUTHORIZATION OF PREFERRED STOCK, (III) APPROVAL OF THE COMPANY'S EQUITY PARTICIPATION PLAN, AND (IV) RATIFICATION OF THE SELECTION OF ERNST & YOUNG (CIS) LIMITED AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY FOR 2000.


1.   Election of Directors
     (See Reverse)

                           FOR                       WITHHOLD
                           ALL                       FOR ALL
                           [ ]                         [ ]

Ashley Dunster, Izzet Guney,
Alexandr M. Knaster, Stewart J. Paperin,
Grier C. Raclin, Stewart P. Reich,
Robert A, Schriesheim, H. Bryan Thompson,
Jeffrey H. Von Deylen

For, except vote withheld from the following nominees(s):

------------------------------------------------------------------------

2. APPROVAL OF AN AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION FOR THE INCREASE IN THE AUTHORIZED COMMON STOCK AND THE AUTHORIZATION OF PREFERRED STOCK

                  FOR                       AGAINST                    ABSTAIN

                  [ ]                         [ ]                        [ ]

3.   APPROVAL OF THE COMPANY'S EQUITY PARTICIPATION PLAN


                  FOR                       AGAINST                    ABSTAIN

                  [ ]                         [ ]                        [ ]


4. RATIFICATION OF THE SELECTION OF ERNST & YOUNG (CIS) LIMITED AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY


                  FOR                       AGAINST                    ABSTAIN

                  [ ]                         [ ]                        [ ]



     CHECK HERE IF YOU PLAN TO ATTEND THE            [ ]
     STOCKHOLDERS MEETING ON MAY 17, 2000.


     Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or authorized person. If a partnership. Please sign in full partnership name by authorized person.

     PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINATED DIRECTORS, THE APPROVAL OF AN AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION FOR THE INCREASE IN THE AUTHORIZED COMMON STOCK AND AUTHORIZATION OF PREFERRED STOCK, THE APPROVAL OF THE COMPANY'S EQUITY PARTICIPATION PLAN, AND RATIFICATION OF THE SELECTION OF ERNST & YOUNG (CIS) LIMITED AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY FOR 2000.


SIGNATURE(S)                                     DATE
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                            * FOLD AND DETACH HERE *


                           GOLDEN TELECOM, INC. LOGO

                         ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 17, 2000